                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

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     14a-6(e)(2))
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[_]  Soliciting Material Pursuant to ss. 240.14a-12

                             DELAWARE POOLED(R)TRUST
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Delaware
Investments(R)
A member of Lincoln Financial Group

                              Delaware Pooled Trust
                               2005 Market Street
                        Philadelphia, Pennsylvania 19103

September [   ], 2009

Dear Shareholder:

     We wish to provide  you with some  important  information  concerning  your investment.  As a shareholder of The  Intermediate  Fixed Income  Portfolio (the
"Fixed Income  Portfolio" or the "Acquired  Fund"),  a series of Delaware Pooled
Trust,  we wish to  inform  you that the  Board of  Trustees  (the  "Board")  of
Delaware  Pooled  Trust has  approved  the  reorganization  of the Fixed  Income
Portfolio  into the  Delaware  Core  Bond  Fund  (the  "Core  Bond  Fund" or the
"Surviving  Fund" and together  with the Fixed Income  Portfolio,  the "Funds"), which is a series of Delaware  Group Income  Funds.  The  Acquired  Fund and the
Surviving Fund pursue identical  investment  objectives,  possess  substantially similar investment  strategies,  and are managed by the same portfolio managers.
The action of the Board to reorganize  the Fixed Income  Portfolio into the Core
Bond Fund is subject to approval of the Fixed Income Portfolio's shareholders.

     This  solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation  Statement that describes the terms of the proposed  reorganization.  Also enclosed you will find your written consent card and return  envelope.  Please  complete,  date and sign the written consent  card and  return it in the  enclosed,  postage-prepaid  envelope  or by facsimile.  Consent must be submitted to the Secretary of Delaware  Pooled Trust by 3:00 p.m., Eastern time, on September 15, 2009.

     Your  response to this  solicitation  is  important.  Failure to return the enclosed  written  consent  card will  have the  effect  of a vote  against  the approval  of the  reorganization.  The Board  recommends  that all  shareholders consent to the  reorganization  of the Fixed Income Portfolio into the Core Bond
Fund.

     Your   continued   interest  in  and  support  of  the  Funds  are  greatly
appreciated.

         Sincerely,

         Patrick P. Coyne
         President
         Delaware Pooled Trust

                              DELAWARE POOLED TRUST
                               2005 Market Street
                        Philadelphia, Pennsylvania 19103
                          _____________________________

                       NOTICE OF SOLICITATION OF CONSENTS

To the  Shareholders  of The  Intermediate  Fixed Income  Portfolio  (the "Fixed
Income Portfolio"):

This Notice of Solicitation of Consents and  accompanying  Consent  Solicitation
Statement  are  furnished  to you by  Delaware  Pooled  Trust (the  "Trust")  in
connection  with the  solicitation,  on behalf of the Trust's  Board of Trustees
(the  "Board"),  of  written  consents  from the  holders  of the  Fixed  Income
Portfolio's outstanding shares to take action without a shareholders' meeting.

The Board is  requesting  the  shareholders  of the Fixed  Income  Portfolio  to consent to a reorganization (the "Reorganization") of the Fixed Income Portfolio
into the  Delaware  Core Bond Fund,  which is a series of Delaware  Group Income
Funds.

We have  established  the close of business on August 1, 2009 as the record date
(the "Record  Date") for  determining  shareholders  entitled to submit  written consents.

We request that each  shareholder  complete,  date and sign the enclosed written consent card and promptly return it in the enclosed  postage-prepaid envelope or fax it to the  Secretary  of the Trust at (215)  255-1640.  To be counted,  your properly completed written consent card must be received at or before 3:00 p.m.,
Eastern  time,  on  September  15,  2009 (the  "Expiration  Date"),  subject  to extension by the Board.

Your response is important.  If you do not return the enclosed  written  consent
card,   this  will  be  treated  as  a  failure  to  consent  to  the   proposed
Reorganization. We recommend that all shareholders consent to the Reorganization by marking  the box  entitled  "CONSENT"  with  respect to the  proposal  on the enclosed  written consent card. If you sign and send in the written consent card but do not indicate that you want to consent to the proposed Reorganization,  we will treat this as a consent to the proposal.

Consents  may be revoked by  shareholders  at any time prior to the time that we receive  and accept the  written  consent  of the  holders of a majority  of the outstanding shares of the Fixed Income Portfolio entitled to act.

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER  CONSENT.  WE URGE YOU TO SIGN, DATE
AND RETURN THE ENCLOSED WRITTEN CONSENT AS PROMPTLY AS POSSIBLE.

                                             By Order of the Board of Trustees,

                                             _____________________________
Philadelphia, Pennsylvania                   David F. Connor
September [    ], 2009                       Secretary

                              DELAWARE POOLED TRUST
                               2005 Market Street
                        Philadelphia, Pennsylvania 19103
                          _____________________________

                         CONSENT SOLICITATION STATEMENT
                          _____________________________

                                     General

     This Consent  Solicitation  Statement is being furnished in connection with the  solicitation of written  consents of the  shareholders of The  Intermediate
Fixed Income Portfolio (the "Fixed Income  Portfolio" or the "Acquired Fund"), a
series of Delaware Pooled Trust (the "Trust") to approve the reorganization (the
"Reorganization") of the Fixed Income Portfolio into the Delaware Core Bond Fund
(the "Core Bond Fund" or the "Surviving Fund" and together with the Fixed Income
Portfolio,  the "Funds"), which is a series of Delaware Group Income Funds. This
Consent  Solicitation  Statement  contains  important  information  for  you  to consider when deciding how to vote on this matter. Please read it carefully.

     The  Trust's  Board  of  Trustees  (the  "Board")  has  elected  to  obtain shareholder  approval of the  Reorganization by written consent,  rather than by calling a special meeting of shareholders.  Written consents are being solicited from all of the Fixed Income  Portfolio's  shareholders  pursuant to the Trust's
Amended and Restated By-Laws.

     Voting materials,  which include this Consent Solicitation  Statement and a written consent card, are being mailed to all shareholders on or about September
[ ], 2009.  The Board set the close of  business on August 1, 2009 as the as the record date (the "Record  Date") for  determining  shareholders  entitled to act with respect to the consent.  As of the Record Date, the Fixed Income  Portfolio had outstanding  712,210 shares (the  "Shares"),  held of record by 6 registered holders.

                                  Vote Required

     In order to approve the Reorganization, we must receive the written consent of a  majority  of  the  outstanding  Shares  (the  "Requisite  Consent").  Each shareholder  of record on the Record  Date will be entitled to one vote for each full share and a  fractional  vote for each  fractional  share that they hold in connection  with the  Reorganization.  Because all  outstanding  Shares are held directly with the Fixed Income Portfolio's transfer agent, there will not be any broker non-votes.  Abstentions will be treated as votes against the proposal. If you do not consent to the Reorganization or if you do not vote at all (abstain), and we do not otherwise  obtain enough  consents to approve the  Reorganization, the Reorganization  will not be approved.  The Board recommends that you CONSENT to the Reorganization.

                             How to Submit Consents

     All written  consents  that are properly  completed,  signed and  delivered prior to the  Expiration  Date,  and not revoked prior to our  acceptance of the written consents,  will be accepted. If you have any questions about the consent solicitation  or how to vote or revoke your  written  consent,  or if you should need  additional  copies  of  this  Consent  Solicitation  Statement  or  voting materials, please contact Mary Ellen Carrozza at (215) 255-8687.

     Shareholders of record who desire to consent to the  Reorganization  may do so by mailing or delivering the applicable  written  consent to the Secretary of the Trust using the enclosed,  postage pre-paid  envelope and in accordance with the instructions contained in the written consent.

     If the written  consent is properly  completed and signed,  the shareholder will be deemed  to have  consented  to the  Reorganization  of the Fixed  Income
Portfolio  into the Core Bond  Fund.  Failure  to return  the  enclosed  written consent  card  will  have the same  effect  as a vote  against  approval  of the
Reorganization.

     Written consents by the shareholder(s) must be executed in exactly the same
manner  as  the  name(s)   appear(s)  on  the  share   certificates  or  account
registration. If shares to which a written consent relates are held of record by two or more joint holders,  all such holders must sign the written consent. If a
signature  is  by  a  trustee,   executor,   administrator,   guardian,   proxy,
attorney-in-fact,  officer of a  corporation  or other record holder acting in a fiduciary  or  representative  capacity,  such person  should so  indicate  when signing and must submit  proper  evidence  satisfactory  to us of such  person's authority  so to act. If shares are  registered  in  different  names,  separate written consents must be executed covering each form of registration.

     A SHAREHOLDER MUST COMPLETE, SIGN, DATE AND DELIVER THE WRITTEN CONSENT (OR
PHOTOCOPY  THEREOF) FOR SUCH HOLDER'S SHARES TO THE SECRETARY OF THE TRUST. SUCH
WRITTEN  CONSENT MAY BE DELIVERED TO THE  SECRETARY OF THE TRUST BY HAND,  MAIL,
FACSIMILE OR BY OVERNIGHT COURIER.

                           Expiration Date; Amendments

     The term "Expiration Date" means 3:00 p.m.,  Eastern time, on September 15,
2009,  unless the requisite  consents are received  prior to such date, in which case, this solicitation will expire on the date that such requisite consents are obtained.

     Notwithstanding  anything  to  the  contrary  set  forth  in  this  Consent
Solicitation  Statement,  the Trust reserves the right, at any time prior to the
Expiration Date, to amend or terminate the  solicitation,  or to delay accepting written consent cards.

                             Revocation of Consents

     Written  consents may be revoked or withdrawn  by the  shareholders  at any time prior to the date we have received the requisite consents and have accepted them or  prior  to 3:00  p.m.,  Eastern  time,  on the  Expiration  Date.  To be effective,  a written or  facsimile  revocation  or  withdrawal  of the  written consent  card must be received by the  Secretary of the Trust prior to such time and addressed as follows: Secretary,  Delaware Pooled Trust, 2005 Market Street,
29th Floor, Philadelphia,  PA 19103; or by facsimile to (215) 255-1640. A notice of revocation or withdrawal must specify the  shareholder's  name and the number of shares being  withdrawn.  After the  Expiration  Date,  all written  consents previously executed and delivered and not revoked will become irrevocable.

                            Solicitation of Consents

     The Board is sending you this Consent Solicitation  Statement in connection with its  solicitation  of  consents  to  approve  the  Reorganization.  Certain
Trustees or officers of the Trust or  employees of Delaware  Management  Company
(the  "Manager") may solicit written  consents by mail,  facsimile or in person.
The Manager will pay for the costs of solicitation.

PROPOSAL:  TO  APPROVE  THE  REORGANIZATION  OF THE  INTERMEDIATE  FIXED  INCOME
PORTFOLIO  INTO THE DELAWARE  CORE BOND FUND, A SERIES OF DELAWARE  GROUP INCOME
FUNDS

     The Board has approved  the  reorganization  of the Fixed Income  Portfolio into the  Delaware  Core Bond Fund,  which is a series of Delaware  Group Income
Funds,  subject to  shareholder  approval.  Shareholders  of record of the Fixed
Income  Portfolio  on the Record Date are entitled to submit  written  consents.
Each  share  of  record  on the  Record  Date is  entitled  to one  vote  (and a proportionate  fractional vote for each fractional share) on the  Reorganization proposal.

     This Consent  Solicitation  Statement should be kept for future  reference.
The Fixed Income  Portfolio's most recent annual shareholder  report,  including financial statements, for the fiscal year ended October 31, 2008 is available on the Internet at  www.delawareinvestments.com  and has been previously  mailed to shareholders.  If you would  like to  receive  additional  copies of the  annual shareholder  report  free of  charge,  or copies of any  subsequent  shareholder report,  please contact Delaware Investments by writing to the address set forth on the first page of this Proxy  Statement or by calling 1-(800)  231-8002.  The prospectus for Delaware Core Bond Fund will accompany this Consent  Solicitation
Statement.

The Reorganization.

     The proposed Reorganization would involve the transfer of all of the assets of the Acquired Fund to the Surviving Fund in exchange for Class A Shares of the
Surviving  Fund.  The transfer of assets by the Acquired  Fund will occur at its then-current  market value as determined in accordance  with the Acquired Fund's valuation  procedures.  Class A Shares of the Surviving Fund will be distributed to  shareholders  of the  Acquired  Fund in  exchange  for  their  shares of the
Acquired  Fund.  The  front-end  sales load  applicable to Class A Shares of the
Surviving Fund will not be charged for the shares received in the Reorganization or for future  purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund. After completion of the  Reorganization,  each shareholder of the Acquired Fund will own Class A Shares of the  Surviving  Fund equal in value to the  current  net asset value of such  shareholder's  shares of the  Acquired
Fund. Following the completion of the Reorganization,  the Acquired Fund will be liquidated and its  registration  under the  Investment  Company Act of 1940, as amended (the "1940 Act"), will be terminated.

     The  Reorganization  is intended to be a tax-free  transaction  for federal income tax  purposes.  This means that  shareholders  of the Acquired  Fund will become shareholders of the Surviving Fund without realizing any gain or loss for federal income tax purposes.  This also means that the Reorganization  will be a tax-free transaction for the Surviving Fund.

     The  implementation  of  the  Reorganization  is  subject  to a  number  of conditions set forth in the Agreement and Plan of  Reorganization  (the "Plan"),
which is attached hereto as Exhibit A. Among the more significant  conditions is the  receipt  by the Funds of an  opinion  of  counsel  to the  effect  that the
Reorganization will be treated as a tax-free  transaction to the Funds and their shareholders  for federal income tax purposes,  as described  further below. The
Acquired  Fund  does not  expect to sell  securities  held in the  portfolio  in connection with effectuating the Reorganization.  For more information about the
Reorganization, see "Information About the Reorganization" below.

     The Manager has undertaken to bear and pay all expenses in connection  with the Reorganization.

Comparison of the Investment Objectives and Strategies of the Funds.

     The Acquired Fund and Surviving Fund have identical investment  objectives:
to seek maximum long term total return, consistent with reasonable risk.

     The  Acquired  Fund and the  Surviving  Fund pursue  substantially  similar investment strategies.  Both Funds seek to achieve their objectives by investing
primarily  in  a  diversified   portfolio  of  investment   grade  fixed  income
obligations,  including  securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities (U.S. government securities), mortgage-backed securities,  asset-backed  securities,  corporate  bonds, and other fixed income securities.

     For  further  information  about  the  Funds'  investment   objectives  and
strategies,  see  "Comparison of the Funds--  Investment  Objectives,  Principal
Investment Strategies, and Portfolio Management."

Fees and Expenses.

     The following  table sets forth:  (i) the fees and expenses of the Acquired
Fund as of Junes 30, 2009; and (ii) the estimated fees and expenses of the Class
A Shares of the  Surviving  Fund on a pro forma basis after giving effect to the
Reorganization.  The fees  and  expenses  for the  Surviving  Fund are  based on estimates  because the Fund had not yet  commenced  operations as of the date of this Solicitation of Consent.

   Annual Fund Operating Expenses for the Acquired Fund and the Surviving Fund

--------------------------------------------------- ----------------- ------------------
Shareholder Fees                                     Acquired Fund        Pro-Forma
(fees paid directly from your investment)                              -Surviving Fund
                                                                           (Class A
                                                                        Shares) after
                                                                       Reorganization
Maximum Sales Charge (Load) Imposed on Purchases...       None              4.50%
Maximum Deferred Sales Charge (Load)...............       None              None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends..........................................       None              None
Redemption Fee.....................................       None              None
Exchange Fee.......................................       None              None
--------------------------------------------------- ----------------- ------------------
Annual Fund Operating Expenses
(expenses deducted from Fund assets)
Management Fees....................................      0.40%(1)           0.50%(2)
Distribution and Service (12b-1) Fees..............       None              0.30%(3)
Other Expenses.....................................      0.74%              1.72%
Total Annual Fund Operating Expenses...............      1.14%              2.52%
Fee waivers and payments...........................     (0.71%)            (1.62%)
Net expenses.......................................      0.43%              0.90%

--------------------------------------------------- ----------------- ------------------

1.  The  Manager  has  voluntarily  agreed  to  waive  all or a  portion  of its investment  advisory  fees and/or  reimburse  expenses in order to prevent total annual fund  operating  expenses  (excluding  any 12b-1 fees,  taxes,  interest, inverse floater program expenses,  brokerage fees,  certain insurance costs, and nonroutine expenses or costs,  including,  but not limited to, those relating to reorganizations,  litigation, conducting shareholder meetings, and liquidations)
from exceeding,  in an aggregate amount,  0.43% of the Portfolio's average daily net assets  from  March 1, 2009  until such time as the waiver is  discontinued.
These waivers may be  discontinued  at any time because they are voluntary,  and they apply only to expenses paid directly by the Portfolio.

2. The  Manager  has  agreed to  contractually  waive  all or a  portion  of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses,  taxes,  interest,  inverse floater program expenses,  brokerage fees, certain insurance costs, and nonroutine  expenses or costs,  including,  but not
limited  to,  those   relating  to   reorganizations,   litigation,   conducting
shareholder meetings, and  liquidations(collectively,  non-routine expenses)) in order to prevent annual fund operating expenses from exceeding,  in an aggregate amount,  0.65% of the Fund's  average  daily net  assets  from  August 26,  2009 through  November 30, 2010.  For purposes of these  waivers and  reimbursements, non-routine  expenses may also include such additional costs and expenses as may be  agreed  upon  from  time to time by the  Fund's  Board of  Trustees  and the
Manager.  The  Manager's  fee waivers and expense  reimbursements  apply only to expenses paid directly by the Fund.

3. The  Fund's  distributor,  Delaware  Distributors,  L.P.  (Distributor),  has
contracted  to limit  the  Class A  Shares'  Rule  12b-1  fee for the Fund  from commencement  of operations  through  November 30, 2010 to no more than 0.25% of average daily net assets.

Expense Examples.

     The following Expense Examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Surviving Fund.
Each Example  assumes  that you invest  $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those  periods.  Each
Example also assumes that your  investment has a 5% return each year.  These are examples only,  and do not represent  future  expenses,  which may be greater or less than those shown below.

                      1 Year          3 Years          5 Years         10 Years

Acquired Fund          $116            $362             $628            $1,386

Surviving Fund(1)      $694           $1,199           $1,730           $3,177

(1)  The pro forma  expense  example  shown above does not reflect the waiver of the Class A Shares front-end sales load for Acquired Fund  shareholders who will receive  Surviving Fund shares in connection with the  Reorganization.
     If the pro forma expense example reflected the waiver of the Class A Shares front-end sales load for Acquired Fund shareholders, the 1 year, 3 years, 5 years, and 10 years expenses would be as follows: $688; $1,185; $1,706; and
     $3,130, respectively.

     The projected  post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including  that certain fixed costs involved in operating the Acquired Fund will be eliminated.  Although these projections represent good faith estimates, there can be no assurance  that any  particular  level of expenses or expense  savings will be achieved because expenses depend on a variety of factors,  including the future  level of the  Surviving  Fund's  assets,  many of which are  beyond  the control of the Surviving Fund or the Manager.

Comparison of Sales Load and Distribution Arrangements.

     The  Acquired  Fund  offers  one  class of shares  that  does not  charge a front-end sales load at the time of purchase or a contingent-deferred sales load at the time of redemption.

     The Surviving Fund offers four classes of shares: Class A, Class C, Class R and Institutional  Class. The Surviving Fund's Class A Shares charge a front-end load of 4.50% at the time of purchase.  The front-end  sales load  applicable to
Class A Shares of the Surviving  Fund will be waived for the shares  received in the  Reorganization or for future purchases of shares of the Surviving Fund made by shareholders of the Acquired Fund.

     The Surviving  Fund's Class C Shares do not charge  front-end  loads at the time of purchase,  but do charge a contingent  deferred  sales load of 1.00% for shares sold within 12 months after purchasing them. The Surviving Fund's Class R
Shares  do not  charge  a  front-end  sales  load at the time of  purchase  or a contingent-deferred  sales load at the time of redemption.  The Surviving Fund's
Class A, Class C and Class R Shares  have each  adopted  plans  pursuant to Rule
12b-1 under the 1940 Act.  Pursuant to the plans, the Class A, Class C and Class
R Shares of the  Surviving  Fund may pay certain third parties fees at an annual rate of up to 0.30%, 1.00% and 0.60%,  respectively,  of their average daily net assets for the provision of distribution  and/or  shareholder  support services.
The  Surviving  Fund's  Institutional  Class  Shares do not charge  front-end or contingent  deferred  sales loads,  and have not adopted a plan pursuant to Rule
12b-1.

Comparison  of  Purchase  and  Redemption   Procedures;   Exchange   Procedures;
Dividends, Distributions and Pricing.

     Procedures  for  purchasing and selling shares of the Surviving Fund differ to some degree from that of the Acquired Fund because the Surviving Fund will be sold to retail investors while the Acquired Fund is offered only to institutions and high net worth  individual  investors.  Both Funds  permit  shareholders  to exchange  shares  of the  Funds  with  other  Delaware  Investments(R)Funds.  In addition,  both Funds  permit the purchase of shares  through the mail,  by wire transfer,  or through a  financial  intermediary.  However,  the  Acquired  Fund requires a minimum  initial  investment of $1,000,000  and requires that certain eligibility  requirements be satisfied.  The Acquired Fund may also, in its sole discretion,  permit  investors  to  make  an  investment  by a  contribution  of securities  in-kind or by following  another  procedure  that will have the same economic effect as an in-kind  purchase.  In either case, such investors will be required to pay the brokerage or other  transaction  costs arising in connection with acquiring the subject securities.

     The Acquired  Fund's  Shares may be exchanged for shares of other series of
the  Trust  or  the   institutional   class   shares   of  the  other   Delaware
Investments(R)Funds  based on the respective net asset values per share ("NAVs")
of the  shares  involved  so  long  as the  minimum  purchase  requirements  are
satisfied.   While  there  are  no  minimum   purchase   requirements   for  the
institutional  class  shares  of  other  Delaware  Investments(R)Funds,  certain eligibility  requirements must still be satisfied. The Surviving Fund shares may
generally   be   exchanged   for   the   same   class   of   another    Delaware
Investments(R)Fund.  If you exchange  shares to a fund that has a sales  charge, you will pay any applicable  sales charges on your new shares.  However,  you do not pay sales  charges  on shares  you  acquired  through  the  reinvestment  of dividends.  You may have to pay  taxes  on your  exchange.  Institutional  Class shares of the Surviving  Fund may not be exchanged for Class A shares of another
Delaware Investments(R)Fund,  other than Delaware Cash Reserve Fund, and may not
be   exchanged   for   Class  C  or  Class  R   shares   of   another   Delaware
Investments(R)Fund.

     Additionally,  each Fund intends to pay out as dividends  substantially all of its  net  income  and net  short-term  and  long-term  capital  gains  (after reduction by any available capital loss  carry-forwards).  Each Fund's policy is to declare  dividends daily and distribute all of its net investment  income, if any, to shareholders as dividends monthly. The Acquired Fund will distribute net realized  capital gains,  if any, at least  annually,  usually in December.  The
Surviving Fund will  distribute net realized  capital gains,  if any, twice each year.

     The Funds  determine  their  net  asset  value per share as of the close of regular  trading hours on the New York Stock  Exchange  ("NYSE")  (normally 4:00
p.m.,  Eastern time).  Both Funds have adopted  procedures for valuing portfolio assets. The table below describes how each Fund prices its shares and values its portfolio securities.

Surviving Fund                                               Acquired Fund

Share Price.  The price you pay for shares of the            Share Price.  The Acquired Fund's Shares may be
Surviving Fund will depend on when the Fund receives your    purchased at the Fund's NAV per share.  Orders will be
purchase order.  If an authorized agent or the Fund          priced at the next NAV calculated after the order is
receives your order before the close of trading on the       accepted by the Fund. Except in the case of in-kind
NYSE, you will pay that day's closing share prices, which    purchases, an order will be accepted by the Fund after
is based on the Fund's NAV.  If your order is received       (1) the Fund is notified by telephone, email,
after the close of regular trading on the NYSE, your will    facsimile, or other means acceptable to the Fund of a
pay the next business day's price.  A business day is any    purchase order and (2) Federal Funds have been
day that the NYSE is open for business.                      delivered to the Fund's agent. If notice is given or
                                                             Federal Funds are delivered after that time, the
                                                             purchase order will be priced at the close of the NYSE
                                                             on the following business day that the NYSE is open for
                                                             business.  The purchase price per share for investors
                                                             purchasing shares by an in-kind procedure or by such
                                                             other permitted procedure will be the NAV next
                                                             determined after acceptance by the Fund of the
                                                             investor's purchase order.

NAV Determination.  The Surviving Fund determines the NAV    NAV Determination.  The Acquired Fund determines the
per share for each class of the Fund at the close of         NAV per share at the close of regular trading on the
regular trading on the NYSE on each business day that the    NYSE on each business day the NYSE is open for
NYSE is open for business.  The NAV per share for each       business.  The Fund calculates this value by adding the
class of the Surviving Fund is calculated by subtracting     market value of all the securities and assets in the
the liabilities of each class from its total assets and      Fund's portfolio, deducting all liabilities, and
dividing the resulting number by the number of shares        dividing the resulting number by the number of shares
outstanding for that class.  The Fund generally prices       outstanding. The result is the NAV per share. The Fund
securities and other assets for which market quotations      generally prices securities and other assets for which
are readily available at their market value.  For a fund     market quotations are readily available at their market
that invests in foreign securities, the fund's NAV may       value. For a fund that invests in foreign securities,
change on days when a shareholder will not be able to        the NAV may change on days when the shareholders will
purchase or sell fund shares because foreign markets are     not be able to purchase or redeem Fund shares.  The
open at times and on days when U.S. markets are not.  The    Fund prices fixed income securities on the basis of
Fund prices fixed income securities on the basis of          valuations provided to the Fund by an independent
valuations provided to the Fund by an independent pricing    pricing service that uses methods approved by the
service that uses methods approved by the Fund's Board of    Board. The Fund prices any fixed income securities that
Trustees.  For all other securities, the Fund uses methods   have a maturity of less than 60 days at amortized cost,
approved by the Fund's Board that are designed to price      which approximates market value.  For all other
securities at their fair market value.                       securities, the Fund uses methods approved by the Board
                                                             that are designed to price securities at their fair
                                                             market value.

Fair Valuation.  When the Surviving Fund uses fair value     Fair Valuation.  When the Acquired Fund uses fair value
pricing, it may take into account any factors it deems       pricing, it may take into account any factors it deems
appropriate. The Fund may determine fair value based upon    appropriate. The Fund may determine fair value based
developments related to a specific security, current         upon developments related to a specific security,
valuations of foreign stock indices (as reflected in U.S.    current valuations of foreign stock indices (as
futures markets), and/or U.S. sector or broader stock        reflected in U.S. futures markets), and/or U.S. sector
market indices. The price of securities used by the Fund     or broader stock market indices. The prices of
to calculate its NAV may differ from quoted or published     securities used by the Fund to calculate its NAV may
prices for the same securities. Fair value pricing may       differ from quoted or published prices for the same
involve subjective judgments and it is possible that the     securities. Fair value pricing may involve subjective
fair value determined for a security is materially           judgments and it is possible that the fair value
different than the value that could be realized upon the     determined for a security is materially different than
sale of that security.                                       the value that could be realized upon the sale of that
                                                             security.
The Surviving Fund anticipates using fair value pricing
for securities primarily traded on U.S. exchanges only       The Acquired Fund anticipates using fair value pricing
under very limited circumstances, such as the early          for securities primarily traded on U.S. exchanges only
closing of the exchange on which a security is traded or     under very limited circumstances, such as the early
suspension of trading in the security. The Fund may use      closing of the exchange on which a security is traded
fair value pricing more frequently for securities traded     or suspension of trading in the security.  The Fund may
primarily in non-U.S. markets because, among other things,   use fair value pricing more frequently for securities
most foreign markets close well before the Fund values its   primarily traded in non-U.S. markets because, among
securities at 4:00 p.m. Eastern time. The earlier close of   other things, most foreign markets close well before
these foreign markets gives rise to the possibility that     the Fund values its securities at 4:00 p.m. Eastern
significant events, including broad  market moves, may       time. The earlier close of these foreign markets gives
have occurred in the interim. To account for this, the       rise to the possibility that significant events,
Fund may frequently value many foreign equity securities     including broad market moves, may have occurred in the
using fair value prices based on third-party vendor          interim. To account for this, the Fund may frequently
modeling tools to the extent available.                      value many foreign equity securities using fair value
                                                             prices based on third-party vendor modeling tools to
The Surviving Fund's Board of Trustees has delegated         the extent available.
responsibility for valuing the Fund's assets to a Pricing
Committee of the Manager, which operates under the           The Board has delegated responsibility for valuing the
policies and procedures approved by the Board and which is   Fund's assets to a Pricing Committee of the Manager,
subject to the Board's oversight.                            which operates under the policies and procedures
                                                             approved by the Board, and which is subject to the
                                                             Board's oversight.

                             PRINCIPAL RISK FACTORS.

     Like all investments, an investment in each Fund involves risk. There is no assurance  that a Fund will meet its investment  objective.  A Fund's ability to achieve  its  investment  objective  will  depend,  among other  things,  on the portfolio  managers'  analytical and portfolio  management  skills. As with most investments in mutual funds,  the best results are achieved when  investments in the Funds are held for a number of years.

Investments in the Funds are subject to several risks.  The Funds' primary risks are summarized below.

Market risk. Market risk is the risk that all or a majority of the securities in a certain  market-like the stock or bond market-will decline in value because of economic conditions, future expectations, or investor confidence.

Index  swaps are subject to the same market  risks as the  investment  market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio  manager  forecasts those  movements,  the fund could experience a higher or lower return than anticipated.

Interest rate risk. Interest rate risk is the risk that securities, particularly bonds with longer maturities,  will decrease in value if interest rates rise and increase  in value if  interest  rates fall.  Investments  in equity  securities issued by small and medium sized companies,  which often borrow money to finance operations, may also be adversely affected by rising interest rates.

Swaps may be particularly  sensitive to interest rate changes.  Depending on the
actual  movements  of  interest  rates  and  how  well  the  portfolio   manager
anticipates  them,  a portfolio  could  experience a higher or lower return than anticipated. For example, if a fund holds interest rate swaps and is required to make payments based on variable  interest  rates, it will have to make increased payments if interest  rates rise,  which will not  necessarily  be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

Industry  and  security  risk.  Industry  risk is the  risk  that  the  value of
securities   in  a  particular   industry   (such  as   financial   services  or
manufacturing) will decline because of changing expectations for the performance of that  industry.  Security  risk is the risk that the  value of an  individual stock or bond will decline because of changing  expectations for the performance of the  individual  company  issuing the stock or bond (due to  situations  that could range from  decreased  sales to events such a pending  merger or actual or threatened bankruptcy).

Credit risk. Credit risk is risk that an issuer of a debt security,  including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner. Changes in an issuer's financial strength or in a security's credit  rating  may  affect a  security's  value,  which  would  impact a fund's performance.

Liquidity  risk.  Liquidity risk is the possibility  that  securities  cannot be readily  sold within seven days at  approximately  the price at which a fund has valued them. Illiquid  securities may trade at a discount from comparable,  more liquid  investments,  and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid  securities at a favorable time or price during periods of infrequent trading of an illiquid security.

Foreign risk.  Foreign risk is the risk that foreign securities may be adversely affected by political  instability,  changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards.

Currency risk.  Currency risk is the risk that the value of an investment may be negatively  affected  by changes in foreign  currency  exchange  rates.  Adverse changes  in  exchange  rates may  reduce or  eliminate  any  gains  produced  by investments that are denominated in foreign currencies and may increase losses.

Prepayment  risk.  Prepayment  risk is the  risk  that  homeowners  will  prepay mortgages  during periods of low interest rates,  forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid  mortgage.
Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

Bank loans and other  direct  indebtedness  risk.  Bank  loans and other  direct indebtedness  risk  involves  the risk that a fund will not  receive  payment of principal,  interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the  liquidation  of  collateral  from a secured  loan  would  satisfy  the corporate borrower's obligation, or that the collateral can be liquidated.  Some loans or claims may be in default at the time of purchase.  Certain of the loans and the other  direct  indebtedness  acquired  by a fund may  involve  revolving credit facilities or other standby  financing  commitments which obligate a fund to pay additional  cash on a certain date or on demand.  These  commitments  may require a fund to increase its  investment in a company at a time when that fund might not  otherwise  decide to do so  (including  at a time when the  company's financial  condition makes it unlikely that such amounts will be repaid). To the extent that a fund is  committed  to advance  additional  funds,  it will at all times hold and maintain in a segregated  account cash or other  high-grade  debt obligations in an amount sufficient to meet such commitments.

Government and regulatory risk. Governments or regulatory authorities have, from time to time,  taken or considered  actions that could adversely  affect various sectors of the securities markets.  Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors;  wage and price controls;  or imposition of trade barriers and other protectionist  measures. For example, an economic or political  crisis  may lead to price  controls,  forced  mergers  of  companies, expropriation,  the creation of government  monopolies,  or other  measures that could be detrimental to the investments of a fund.

Derivatives risk. Derivatives risk is the possibility that a fund may experience a significant  loss if it employs a derivatives  strategy  (including a strategy involving  futures,  options and swaps)  related to a security  or a  securities index and that security or index moves in the opposite  direction  from what the portfolio  management team had anticipated.  Derivatives also involve additional expenses,  which could  reduce any  benefit or increase  any loss to a fund from using the strategy.

Counterparty risk. If a fund enters into a derivative  contract (such as a swap, futures, or options contract) or a repurchase  agreement,  it will be subject to the risk that the  counterparty  to such a  contract  or  agreement  may fail to perform  its  obligations  under the  contract  or  agreement  due to  financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience  significant  delays in  obtaining  any  recovery,  may only obtain a limited recovery, or may obtain no recovery at all.

                      INFORMATION ABOUT THE REORGANIZATION

Material Features of the Plan.

     The Plan sets forth the terms and conditions of the Reorganization. Certain provisions of the Plan are summarized below;  however, this summary is qualified in its  entirety  by  reference  to the  Plan,  a form of which is  attached  as
Appendix A to this Solicitation of Consent.

     At the  consummation of the  Reorganization,  which is expected to occur at the close of business on or about September 30, 2009,  (the  "Effective  Time"), all of the assets of the Acquired Fund will be transferred to the Surviving Fund in exchange for Class A Shares of the Surviving Fund, such that at and after the
Effective  Time,  the assets of the Acquired  Fund will become the assets of the
Surviving  Fund. The transfer of assets by the Acquired Fund will occur at their then-current  market value as determined in accordance  with the Acquired Fund's valuation  procedures  and  shares  of the  Surviving  Fund to be  issued to the
Acquired Fund shall be valued at their  then-current  net asset value determined in accordance with the Surviving Fund's valuation procedures.  Class A Shares of the Surviving Fund will be distributed to  shareholders  of the Acquired Fund in exchange for the Acquired Fund shares.  After completion of the  Reorganization, each  shareholder  of the Acquired Fund will own Class A Shares of the Surviving
Fund equal in value to the current net asset value of such shareholder's  shares of the Acquired Fund. The front-end  sales load  applicable to Class A Shares of the  Surviving  Fund  will  not  be  charged  for  the  shares  received  in the reorganization  or for future  purchases of shares of the Surviving Fund made by
shareholders   of  the  Acquired   Fund.   Following   the   completion  of  the
Reorganization, the Acquired Fund will be liquidated and the registration of the
Acquired Fund under the 1940 Act will be terminated.

     The Plan provides that the Acquired Fund's Board will declare a dividend or dividends,  as  necessary,  with  respect  to the  Acquired  Fund  prior  to the
Effective Time. This dividend,  together with all previous dividends,  will have the  effect  of  distributing  to the  shareholders  of the  Acquired  Fund  all undistributed  ordinary income earned and net capital gains recognized up to and including  the time at which the Acquired  Fund's net asset value is  determined for purposes of the  Reorganization  (the "Valuation Date"). The shareholders of the Acquired Fund will recognize  ordinary  income and capital gain with respect to this  distribution and such income and gain may be subject to federal,  state and/or local taxes.

     The stock  transfer  books of the Trust with respect to the  Acquired  Fund will be  permanently  closed as of the close of business on the Valuation  Date, which is the day immediately  preceding the Effective Time.  Redemption requests received  thereafter  by the Trust  with  respect to the  Acquired  Fund will be deemed to be  redemption  requests  for  shares  of the  Surviving  Fund  issued pursuant to the Plan.  If any shares of the Acquired Fund are  represented  by a share  certificate,  the certificate must be surrendered to the Trust's transfer agent  for  cancellation  before  the  Surviving  Fund  shares  issuable  to the shareholder  pursuant to this Plan will be issued.  Any special options relating to a  shareholder's  account  in the  Acquired  Fund will  transfer  over to the
Surviving Fund without the need for the shareholder to take any action.

     The Reorganization is subject to a number of conditions as set forth in the
Plan  attached  hereto as Appendix  A. The Trust,  by consent of its Board or an officer  authorized by the Board,  may waive any condition to the obligations of the  Acquired  Fund or the  Surviving  Fund  under  the  Plan.  The  Plan may be terminated,  and the Reorganization abandoned, at any time prior to the Closing:
(i) by mutual consent by the Trust and the Delaware Group Income Funds;  (ii) by
the Delaware Group Income Funds if certain  conditions  have not been fulfilled, or waived by it;  and (iii) by the  Trust if  certain  conditions  have not been fulfilled,  or  waived by it.  The Plan  provides  further  that the Plan may be amended only by mutual  consent of the Trust and the Delaware Group Income Funds in writing.

     The Manager has undertaken to bear and pay all expenses in connection  with the Reorganization.

Reasons For Reorganization.

     The Acquired Fund's Board considered the  Reorganization  at a meeting held on May 19-21,  2009, and approved the Plan. In  considering  the Plan, the Board
received   information  from   representatives  of  the  Manager  detailing  the
Reorganization,  including:  (i)  the  specific  terms  of the  Plan,  including information regarding comparative expenses;  (ii) the proposed plans for ongoing management,  distribution  and  operation  of  the  Surviving  Fund;  (iii)  the management,  financial  position and business of the Manager and its affiliates;
and  (iv)  the  impact  of the  Reorganization  on the  Acquired  Fund  and  its
shareholders.  In approving the  Reorganization,  the Board of the Acquired Fund
determined that (i) participation in the  Reorganization is in the best interest of the  Acquired  Fund's  shareholders;  and (ii) the  interests of the Acquired
Fund's shareholders will not be diluted as a result of the Reorganization.

     In making this  determination,  the Board of the Acquired Fund considered a number of factors, including the following:

o    The  investment  objectives of the Acquired Fund and the Surviving Fund are identical;
o    The investment  strategies and risks of the Acquired Fund and the Surviving
     Fund are substantially similar;
o    The Acquired Fund's portfolio managers will serve as the portfolio managers for the Surviving Fund;
o    The future  prospects of the Acquired Fund if the  Reorganization  were not effected, including the Acquired Fund's continuing viability as a series of the Trust;
o    Shareholders  of the Acquired  Fund will likely  benefit from  economies of scale as a result of the  Manager's  efforts  to  increase  the size of the
     Surviving Fund;
o    The  Reorganization  is  intended to be  tax-free  for  federal  income tax purposes for  shareholders  of the Acquired Fund; and
o    The  Acquired  Fund's   shareholders   will  not  bear  any  costs  of  the
     Reorganization.

Federal Income Tax Consequences

     The Reorganization is intended to qualify as a tax-free  reorganization for federal  income tax  purposes  under  Section  368(a)(1)  of the Code.  Based on certain  assumptions  made  and  representations  to be  made on  behalf  of the
Acquired Fund and the Surviving Fund, it is expected that Stradley Ronon Stevens
& Young, LLP will provide a legal opinion to the effect that, for federal income tax  purposes:(i)  shareholders of the Acquired Fund will not recognize any gain or loss as a result of the  exchange of their  shares of the  Acquired  Fund for shares of the  Surviving  Fund;  (ii) no gain or loss will be  recognized by the
Acquired  Fund (a) upon the  transfer  of its  assets to the  Surviving  Fund in exchange for the Surviving  Fund shares and the assumption by the Surviving Fund of the  liabilities  of the Acquired  Fund or (b) upon the  distribution  of the
Surviving Fund shares by the Acquired Fund to its  shareholders  in liquidation, as  contemplated  in  the  Plan;  (iii)  neither  the  Surviving  Fund  nor  its shareholders  will  recognize any gain or loss upon receipt of the assets of the
Acquired Fund; and (iv) the holding period and aggregate tax basis for Surviving
Fund shares that are received by the Acquired Fund  shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder.

     Neither  the Trust nor the  Delaware  Group  Income  Funds has sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding  on the IRS nor  does it  preclude  the IRS  from  adopting  a  contrary position.

     Capital  losses can  generally be carried  forward to each of the eight (8)
years  succeeding the loss year to offset future  capital  gains.  The Surviving
Fund will  inherit  the tax  attributes  of the  Acquired  Fund,  including  any available capital loss carryforwards,  as of the closing date. In general, it is not  expected  that any such capital  loss  carryforwards  will be subject to an annual  limitation  for  federal  income tax  purposes  in  connection  with the
Reorganization  because the Reorganization  should either: (i) qualify as a type
"F" tax-free reorganization under the Code, including a mere change in identity, form or place of  reorganization of one corporation,  however effected;  or (ii)
not involve more than a 50% change of ownership.

     After the Reorganization,  shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for shares for federal income tax purposes.  You should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences,  if any, of the  Reorganization  because this  discussion only relates to the federal income tax consequences.

     Although the Acquired Fund and the Surviving Fund have identical investment objectives and substantially similar investment strategies,  some portion of the
Acquired  Fund's  securities  holdings  may  be  sold  prior  to or  immediately following the Reorganization.  To the extent that the Acquired Fund's securities holdings are sold prior to the  Reorganization,  the proceeds of such sales will be held in temporary investments or reinvested in assets that the Surviving Fund may  hold.  The  possible  need for the  Acquired  Fund to  dispose  of  certain portfolio  investments prior to the Reorganization  could result in selling such investment at a disadvantageous time. The sale of securities either prior to the
Reorganization  or shortly  thereafter  could result in the Acquired Fund or the
Surviving Fund  realizing  gains (which may be taxable) or losses that would not otherwise have been realized but for the  Reorganization.  Such a sale of assets and  the  reinvestment  of  the  proceeds  would  involve  brokerage  and  other transactional costs.

Shareholder Rights, Description of the Securities to be Issued.

     The  Acquired  Fund is  organized  as a  series  of the  Trust,  which is a
Delaware  statutory  trust. The Surviving Fund is organized as a separate series of the Delaware Group Income Funds,  which is also a Delaware  statutory  trust.
Each Fund is  authorized  to issue an unlimited  number of shares of  beneficial interest  with  no par  value.  The  operations  of the  Acquired  Fund  and the
Surviving  Fund are  governed by their trust  documents;  by-laws;  and Delaware state law. Each Fund must also adhere to the 1940 Act, the rules and regulations promulgated by the U.S.  Securities and Exchange  Commission (the  "Commission")
thereunder, and any applicable state securities laws.

     Each of the Funds is governed by a board of trustees.  The  composition  of the boards of trustees for each Fund is  identical,  both in terms of membership and the number of independent  trustees.  Both Funds indemnify their  respective trustees and officers  against  liabilities and expenses  incurred in connection with their proceedings relating to their positions with the Funds, except if the trustee or officer would  otherwise be subject to liability by reason of willful misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved in the conduct of such person's office.

     Under the Trust's  Agreement and Declaration of Trust,  the Acquired Fund's
shareholders  have the  power to vote  only (i) for the  election  of  Trustees, including  the  filling of any  vacancies  in the Board of  Trustees;  (ii) with respect to such additional  matters  relating to the Trust as may be required by the Agreement and Declaration of Trust, the Trust's By-Laws, the 1940 Act or any
registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board may consider necessary or desirable.  The shareholder of record (as of the record  date  established  pursuant  to the  Agreement  and
Declaration of Trust) of each Share is entitled to one vote for each full Share, and a fractional vote for each fractional  Share.  Shareholders are not entitled to cumulative voting in the election of Trustees or on any other matter.  Shares may be voted in person or by proxy.

     Under the Delaware Group Income Funds'  Agreement and Declaration of Trust,
the Surviving Fund's  shareholders  have power to vote only (i) for the election of Trustees,  including  the filling of any  vacancies in the Board of Trustees;
(ii) with  respect to such  additional  matters  relating to the Trust as may be required by the Agreement and  Declaration  of Trust,  the Delaware Group Income
Funds' By-Laws, the 1940 Act or any registration statement of the Delaware Group
Income Funds filed with the  Commission;  and (iii) on such other matters as the
Board of Trustees may consider necessary or desirable. The shareholder of record
(as of the record date established  pursuant to the Agreement and Declaration of
Trust)  of each  share  is  entitled  to one vote for  each  full  share,  and a fractional vote for each fractional  Share.  Shareholders are not be entitled to cumulative voting in the election of Trustees or on any other matter. Shares may be voted in person or by proxy.

     Neither Fund is required to hold an annual  shareholder  meeting. A special meeting of the Acquired Fund or the Surviving  Fund may be called by each Fund's
Board  of  Trustees.   If  a  shareholder   meeting  is  held,  the  Funds  have
substantially  similar  notice,  quorum,  and  voting  requirements.  Both Funds typically  require a majority vote of the shares present to decide any questions related to a particular matter, except a plurality shall elect a trustee.

Capitalization.

     The   capitalization   table,   as  of  June  30,  2009,   sets  forth  the
capitalization  of the Surviving Fund, and the estimated  capitalization  of the
Surviving  Fund as adjusted to give effect to the proposed  Reorganization.  The
Surviving  Fund has not yet commenced  operations but will do so at the time the
Reorganization.  The  following  are  examples  of the  number  of shares of the
Surviving  Fund that would have been  exchanged  for the shares of the  Acquired
Fund if the  Reorganization  had been  consummated  on June 30,  2009 and do not reflect the number of shares or value of shares that would  actually be received if the  Reorganization,  as depicted,  occurs.  Each shareholder of the Acquired
Fund will receive the number of full and fractional shares of the Surviving Fund equal in value to the value (as of the last Valuation Date) of the shares of the
Acquired Fund. The Surviving Fund is a new fund,  without assets or liabilities, and is being  created  solely  for the  purpose of  acquiring  the assets of the
Acquired Fund.  The Acquired Fund will be the accounting  survivor for financial statement purposes.

                                                           Pro Forma - Surviving Fund
                                                              after Reorganization
                             Acquired Fund (unaudited)*           (estimated)
---------------------------- --------------------------- -------------------------------

Net assets (millions)                  $6.96                         $6.96
Total shares outstanding            709,628.435                   709,628.435
Net asset value per share              $9.81                         $9.81

* As of June 30, 2009.

     This table is for  informational  purposes only. There is no assurance that
the  Reorganization  will  be  consummated.   Moreover,   if  consummated,   the
capitalization  of the  Acquired  Fund and the  Surviving  Fund is  likely to be different  at the  Effective  Time as a  result  of  daily  share  purchase  and redemption activity in the Acquired Fund. Accordingly,  the foregoing should not be relied  upon to  reflect  the  number of  shares of the  Surviving  Fund that actually will be received on or after such date.

                        ADDITIONAL INFORMATION ABOUT THE
                      SURVIVING FUND AND THE ACQUIRED FUND

Comparison  of  Investment  Objectives,  Principal  Investment  Strategies,  and
Portfolio Management.

     The  investment  objectives  and  portfolio  management  of the  Funds  are identical and the principal investment strategies of the Funds are substantially
similar.   The  following  tables  describe  such  objectives,   strategies  and
management for each of the Acquired Fund and the Surviving Fund.

                                                    ACQUIRED FUND

Investment          The Fixed Income  Portfolio  seeks maximum  long-term  total
Objective           return,   consistent  with  reasonable  risk.  Although  the
                    Portfolio  will  strive to  achieve  its  goal,  there is no assurance that it will.

Principal           The Fund  invests  primarily in a  diversified  portfolio of
Investment          investment   grade  fixed  income   obligations,   including
Strategies          securities issued or guaranteed by the U.S. government,  its agencies, or instrumentalities (U.S. government securities),
                    mortgage-backed    securities,    asset-backed   securities,
                    corporate bonds, and other fixed income securities.

                    Under  normal  circumstances,  the Fund will invest at least
                    80% of its  net  assets  in  fixed  income  securities  (80%
                    Policy).  The  Fund's  80%  Policy  may be  changed  without shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

                    The  Fund  will  have a  dollar-weighted  average  effective maturity of more than three  years,  but less than 10 years.
                    Short-  and  intermediate-term  debt  securities  (under  10 years) form the core of the Fund.  Long-term  bonds (over 10 years)  are  purchased  when we  believe  they will  enhance
                    return  without   significantly   increasing  risk.  Average
                    effective  maturity  may  exceed  the  above  range  when we believe opportunities for enhanced returns exceed risk.

                    Typically,  approximately  50% of the Fund's  assets will be invested  in  U.S.  government  securities,  mortgage-backed securities,  and  asset-backed  securities.  All  securities purchased by the Fund will have an  investment  grade rating at the  time of  purchase.  Investment  grade  fixed  income obligations  will be those rated BBB or better by S&P or Baa or  better  by  Moody's  or  those  that  we  deem  to be of comparable  quality. To the extent that the rating of a debt obligation  held by the Fund  falls  below  BBB or Baa,  the
                    Fund, as soon as practicable,  will dispose of the security, unless such  disposal  would be  detrimental  to the Fund in light of market conditions.

                    The Fund  may  invest  up to 20% of its  assets  in  foreign securities.  The Fund  intends to invest its foreign  assets primarily in fixed income securities of issuers organized or having a majority of their  assets or deriving a majority of
                    their   operating   income  in  foreign   countries.   These
                    securities encompass both U.S. dollar-denominated securities of foreign issuers issued in the U.S. (such as Yankee bonds)
                    and non- dollar-denominated securities traded outside of the
                    U.S.  Presently,  the Fund plans on  investing  its  foreign assets  primarily in the  following  types of foreign  fixed income  securities:  Yankee  bonds;  supranational  entities
                    established  or   financially   supported  by  the  national
                    governments   of   one  or   more   countries   to   promote
                    reconstruction or development; and bonds which are issued by a  foreign  noncorporate  entity  (such as the  Province  of
                    Ontario) and denominated in U.S. dollars.

Portfolio           Paul  Grillo,  Roger  A.  Early  and  Thomas  H.  Chow  have
Management          day-to-day  responsibilities for making investment decisions for the Fund.

                                 SURVIVING FUND

Investment          The Core Bond Fund seeks  maximum  long term  total  return,
Objective           consistent  with  reasonable  risk.  Although  the Fund will strive to achieve its goal,  there is no  assurance  that it will.

Principal           The Fund will invest primarily in a diversified portfolio of
Investment          investment  grade,  fixed  income   obligations,   including
Strategies          securities issued or guaranteed by the U.S. government,  its agencies, or instrumentalities (U.S. government securities),
                    mortgage-backed    securities,    asset-backed   securities,
                    corporate bonds, and other fixed income securities.

                    Under  normal  circumstances,  the Fund will invest at least
                    80% of its  net  assets  in  fixed  income  securities  (80%
                    Policy).  The  Fund's  80%  Policy  may be  changed  without shareholder  approval.  However,  shareholders will be given notice at least 60 days prior to any such change.

                    The Fund will invest  principally in debt obligations issued
                    or   guaranteed   by  the  U.S.   government   and  by  U.S.
                    corporations.  The U.S.  government  securities in which the
                    Fund may invest  include a variety of  securities  which are issued or  guaranteed  as to the  payment of  principal  and interest by the U.S. government,  and by various agencies or instrumentalities  which have been  established or sponsored by the U.S.  government.  The corporate debt  obligations in which the Fund may invest  include,  but are not limited to, bonds,  notes,  debentures,  and  commercial  paper  of U.S.
                    companies.

                    The Fund's  assets may also be invested  in  mortgage-backed securities issued or guaranteed by the U.S. government,  its agencies,  or instrumentalities  or by  government-sponsored corporations.  Other mortgage-backed securities in which the
                    Fund   may   invest   are   issued   by   certain   private,
                    non-government entities. Subject to quality limitations, the
                    Fund may also  invest  in  securities  which  are  backed by assets  such as  receivables  on home equity and credit card loans,  automobile,  mobile home,  recreational  vehicle and other loans, wholesale dealer floor plans, and leases.

                    All securities purchased by the Fund will have an investment grade rating at the time of purchase. Investment grade fixed income  obligations will be those rated BBB or better by S&P or Baa or better by  Moody's  or those that we deem to be of comparable  quality. To the extent that the rating of a debt obligation  held by the Fund  falls  below  BBB or Baa,  the
                    Fund, as soon as practicable,  will dispose of the security, unless such  disposal  would be  detrimental  to the Fund in light of market conditions.

                    The Fund  may  invest  up to 20% of its  assets  in  foreign securities.  The Fund  intends to invest its foreign  assets primarily in fixed income securities of issuers organized or having a majority of their  assets or deriving a majority of their  operating  income in foreign  countries.  These fixed income  securities  include foreign  government  securities, debt obligations of foreign companies, and securities issued by supranational entities. The Fund may invest in securities issued  in any  currency  and may hold  foreign  currencies.
                    Presently,  the Fund  intends to invest its  foreign  assets primarily in U.S. dollar-denominated fixed income securities in a manner consistent with the foreign securities weighting in the Fund's benchmark, the Barclays Capital U.S. Aggregate
                    Index.

                    In unusual market  conditions,  in order to meet  redemption requests,  for  temporary  defensive  purposes,  and pending investment,  the Fund may hold a substantial  portion of its assets  in  cash or  short-term  fixed  income  obligations.
                    Subject  to  certain  limitations,  the  Fund  will  also be permitted to use various derivative  instruments,  including options,  futures  contracts,  options on futures contracts, foreign  currency  transactions,  interest  rate swaps,  and index swap agreements.

Portfolio           Paul  Grillo,  Roger  A.  Early  and  Thomas  H.  Chow  have
Management          day-to-day  responsibilities for making investment decisions for the Fund.

Comparison of Fundamental Investment Policies.

     The  fundamental  investment  restrictions  of the  Acquired  Fund  and the
Surviving Fund are identical. Each Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and
Exchange Commission ("SEC") staff interpretation  thereof) of its investments in the securities of issuers primarily engaged in the same industry,  provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government,  its agencies,  or  instrumentalities,  or in tax-exempt obligations or certificates of deposit.

     2. Borrow  money or issue  senior  securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3.  Underwrite the  securities of other  issuers,  except that the Fund may engage in transactions involving the acquisition,  disposition, or resale of its portfolio  securities,  under  circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended ("1933 Act").

     4. Purchase or sell real estate,  unless  acquired as a result of ownership of securities or other  instruments and provided that this  restriction does not prevent the Fund from  investing in issuers  which  invest,  deal,  or otherwise engage in  transactions  in real estate or  interests  therein,  or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical  commodities,  unless  acquired as a result of ownership of securities or other  instruments and provided that this restriction does not  prevent  the Fund from  engaging  in  transactions  involving  futures contracts  and options  thereon or investing in  securities  that are secured by physical commodities.

     6. Make loans,  provided  that this  restriction  does not prevent the Fund from purchasing debt obligations,  entering into repurchase agreements,  loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Performance Information.

     The  Surviving  Fund  will not  commence  investment  operations  until the closing  of the  Reorganization,  and  therefore  does not have any  performance information to disclose.  It is expected that as a result of the Reorganization, the Surviving Fund will succeed to the performance and financial  history of the
Acquired Fund.

                                      * * *

     More information about the Acquired Fund and the Surviving Fund is included in: (i) the Acquired  Fund's  Prospectus  dated  February 27, 2009 (as it may be amended),  which is  incorporated  by reference  herein and considered a part of
this  Consent   Solicitation   Statement;   (ii)  the  Statement  of  Additional
Information  dated  February  27,  2009 (as it may be  amended)  relating to the
Acquired Fund's  Prospectus;  (iii) the Surviving Fund's Prospectus dated August
26,  2009,  which  accompanies  this  Consent  Solicitation   Statement  and  is
incorporated  by reference  and  considered a part of this Consent  Solicitation
Statement;  and (iv) the  Statement of Additional  Information  dated August 26,
2009 relating to the Surviving Fund's Prospectus.

     You may request free copies of the Acquired Fund's  Prospectus or Statement of Additional  (including  any  supplement)  by calling  1-(800)  231-8002 or by
writing  via  U.S.  mail  to  Delaware   Pooled  Trust,   2005  Market   Street,
Philadelphia, PA 19103-7094. You may request free copies of the Surviving Fund's
Prospectus or Statement of Additional  Information by calling 1-(800)  523-1918, or by writing to Delaware Group Income Funds,  at P.O. Box 219656,  Kansas City,
MO 64121-9656  by regular mail or 430 W. 7th Street,  Kansas City, MO 64105-1407 by overnight courier service.

     This Consent Solicitation  Statement omits certain information contained in the  registration  statements  for each of the Acquired  Fund and the  Surviving
Fund.  Reference  is  hereby  made to  each  registration  statement  and to the exhibits  and  amendments  thereto for further  information  with respect to the
Acquired  Fund  and the  Surviving  Fund  and  the  shares  offered.  Statements
contained  herein   concerning  the  provisions  of  documents  are  necessarily summaries  of such  documents,  and each  such  statement  is  qualified  in its entirety by  reference  to the copy of the  applicable  document  filed with the
Commission.

     Each Fund also files proxy materials,  reports,  and other information with the  Commission  in  accordance  with  the  informational  requirements  of  the
Securities  Exchange Act of 1934, as amended,  and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the
Commission  in  Washington,  DC  located  at  Room  1580,  100 F  Street,  N.E.,
Washington,  D.C.  20549.  Copies of such material can be obtained at prescribed rates  from  the  Public  Reference  Branch,  Office  of  Consumer  Affairs  and
Information Services,  SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the Commission's website (www.sec.gov).

                             PRINCIPAL SHAREHOLDERS

     As of August 1, 2009,  the officers and Trustees of the Acquired  Fund as a group owned or controlled  less than 1% of the Fund.  As of August 1, 2009,  the following  shareholders  owned,  of record,  or to the knowledge of the Acquired
Fund, beneficially, 5% or more of the outstanding shares of the Acquired Fund.

Name and Address of Record or Beneficial Owner     Percentage of Acquired Fund

DMH Corp.                                                        78.17%
Attn: Rick Salus
2005 Market Street, 9th Floor
Philadelphia, PA 19103-7007

Plumbers Local Union 690                                         6.84%
Industry Funds Employee's Pension Plan
2791 Southampton Road
Philadelphia, PA 19154-1211

Richard Bland College                                            10.88%
Foundation Fund
11301 Johnson Road
Petersburg, VA 23805-7100

     The percentage of the Surviving Fund that would be owned by the above named shareholders upon consummation of the Reorganization is expected to be the same.

                                 CONTROL PERSONS

     Persons or organizations beneficially owning 25% or more of the outstanding shares of a fund may be presumed to "control" a fund. As a result, those persons or  organizations  could have the  ability to vote a majority of the shares of a fund on any matter  requiring the approval of the  shareholders of that fund. As of August 1, 2009, DMH Corp.,  an affiliate of the Manager,  was record owner of
78.17% of the outstanding shares of the Acquired Fund. Accordingly, DMH Corp. is deemed to control the Acquired Fund.

                             ADDITIONAL INFORMATION

     Investment   Manager.   The  Manager,   located  at  2005  Market   Street,
Philadelphia,  PA 19103-7094,  furnishes investment  management services to each
Fund,  subject to the  supervision  and direction of each Fund's Board.  For its services to the Acquired Fund,  the Manager is entitled to an annual  management fee as a percentage of average daily net assets equal to 0.40%. For its services to the Surviving  Fund,  the Manager is entitled an annual  management  fee as a percentage  of  average  daily  net  assets  equal to:  0.50% on the first  $500 million;  0.475% on the next $500 million;  0.45% on the next $1.5 billion;  and
0.425% on assets in excess of $2.5 billion.

     In addition,  an affiliate of the Manager,  DMH Corp.,  owns a  substantial amount of voting shares of the Acquired Fund,  and thus  "controls" the Fund, as that term is defined in the 1940 Act. As a result of such control, DMH Corp. has the  ability  to vote a majority  of the  shares of the Fund on all  shareholder proposals, including the proposed written consent. It intends to vote its shares in favor of the  Reorganization,  consistent  with the  Board's  recommendation.
Although the Manager and its affiliates stand to profit from the approval of the
Reorganization  due to the increase in the management  fee, as described in more detail above, the Manager  recommended that the Board approve the Reorganization because it  believed  that the  Reorganization  is in the best  interest  of the
Acquired Fund's shareholders.

     Distributor.  Delaware Distributors,  L.P. ("DDLP"), located at 2005 Market
Street, Philadelphia,  PA 19103-7094, serves as the Distributor of the shares of both the Acquired  Fund and the  Surviving  Fund.  Under  separate  Distribution
Agreements with the Funds,  DDLP sells shares of each Fund upon the terms and at the current  offering  price  described in each Fund's  prospectus.  DDLP is not obligated to sell any certain  number of shares of a Fund.  DDLP is an indirect, wholly  owned  subsidiary  of  Delaware  Management  Holdings,  Inc.  and  is an
affiliate of the Manager.

     Lincoln Financial Distributors,  Inc. ("LFD"), an affiliate of the Manager, serves as each  Fund's  financial  intermediary  wholesaler  pursuant to a Third
Amended and Restated Financial  Intermediary  Distribution  Agreement with DDLP.
LFD is  primarily  responsible  for  promoting  the sale of each  Fund's  shares through broker/dealers,  financial advisors, and other financial intermediaries.
The address of LFD is 130 N. Radnor-Chester Rd., Radnor, Pa 19087-5221. The fees associated  with LFD's  services  are borne  exclusively  by DDLP and not by the
Funds.

     Transfer Agent.  Delaware Services Company,  Inc. ("DSC"),  an affiliate of the Manager, is located at 2005 Market Street, Philadelphia,  PA 19103-7094, and
serves as each Fund's shareholder servicing,  dividend disbursing,  and transfer
agent  (the  "Transfer  Agent")  pursuant  to  separate   Shareholder   Services
Agreements. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Lincoln  National  Corporation.  The Transfer  Agent also acts as shareholder
servicing,   dividend   disbursing,   and  transfer  agent  for  other  Delaware
Investments(R)Funds.  The Transfer Agent is paid a fee by the Surviving Fund for providing  these  services  consisting of an annual per account charge of $27.00 for each open and $10.00 for each closed account on its records and each account held on a  sub-accounting  system  maintained  by firms that hold accounts on an omnibus basis.  The Transfer Agent is paid 0.01% of the Acquired  Fund's average daily net assets annually.

     Fund  Accountants.  The Bank of New York Mellon  ("BNY  Mellon"),  One Wall
Street,  New  York,  NY  10286-0001,  provides  fund  accounting  and  financial administration services to each Fund.

     DSC also provides fund  accounting and financial  administration  oversight services to the Funds.  For these  services,  each Fund pays DSC an  asset-based fee, plus certain out-of-pocket expenses and transactional charges.

     Custodian.  BNY  Mellon  also  serves  as  the  custodian  of  each  Fund's securities and cash.

                              FINANCIAL HIGHLIGHTS

     Because the Surviving  Fund had not commenced  operations as of the date of this  Consent  Solicitation  Statement,  there are no  financial  statements  or financial highlights available for this Fund.

Philadelphia, PA                                           Delaware Pooled Trust
September [  ], 2009

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION  (this  "Agreement"),  made as of this [__] day of [___] 2009,  by and between  Delaware  Group  Income  Funds,  a statutory  trust  created  under the laws of the State of  Delaware  ("Acquiring
Trust"),   with  its  principal   place  of  business  at  2005  Market  Street,
Philadelphia,  Pennsylvania  19103, on behalf of its series,  Delaware Core Bond
Fund  ("Acquiring  Fund"),  and Delaware Pooled Trust, a statutory trust created under  the laws of the  State of  Delaware  ("Acquired  Fund  Trust"),  with its
principal   place  of  business  also  at  2005  Market  Street,   Philadelphia,
Pennsylvania  19103,  on behalf of its series,  The  Intermediate  Fixed  Income
Portfolio ("Acquired Fund").

                             PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the "Plan") will consist of:
(i)  the  acquisition  by  Acquiring  Trust  on  behalf  of  Acquiring  Fund  of substantially  all of the  property,  assets and  goodwill of  Acquired  Fund in exchange  solely for  shares of  beneficial  interest,  without  par  value,  of
Acquiring  Fund  -  Class  A  ("Acquiring  Fund  Class  A  Shares");   (ii)  the
distribution  of Acquiring Fund Class A Shares to the holders of Acquired Fund -
Original Class  ("Acquired  Fund Original  Class);  and (iii) the dissolution of
Acquired Fund as soon as practicable after the closing (as referenced in Section
3 hereof,  hereinafter called the "Closing"),  all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                    AGREEMENT

     In order to consummate the Plan and in consideration of the premises and of the covenants and agreements  hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

     1. Sale and Transfer of Assets,  Liquidation  and  Dissolution  of Acquired
Fund

     (a) Subject to the terms and conditions of this Agreement,  and in reliance on the representations  and warranties of Acquiring Trust herein contained,  and in  consideration of the delivery by Acquiring Trust of the number of its shares of beneficial  interest of Acquiring Fund  hereinafter  provided,  Acquired Fund
Trust, on behalf of Acquired Fund,  agrees that it will sell,  convey,  transfer and deliver to  Acquiring  Trust,  on behalf of Acquiring  Fund,  at the Closing provided for in Section 3, all of the then  existing  assets of Acquired Fund as of the close of business (which  hereinafter  shall be, unless  otherwise noted, the regular  close of business of the New York Stock  Exchange,  Inc.  ("NYSE"))
("Close of  Business")  on the  valuation  date (as defined in Section 3 hereof, hereinafter  called  the  "Valuation  Date"),  free  and  clear  of  all  liens,
encumbrances,   and  claims  whatsoever  (other  than  shareholders'  rights  of redemption  and such  restrictions  as might arise under the  Securities  Act of
1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted  securities  that  Acquired  Fund may have  acquired in the  ordinary course  of  business),  except  for  cash,  bank  deposits,  or cash  equivalent securities in an estimated amount necessary (1) to pay Acquired Fund's costs and expenses of carrying out this Agreement (including,  but not limited to, fees of counsel  and  accountants,  and  expenses  of its  liquidation  and  dissolution contemplated  hereunder),  which costs and expenses  shall be established on the books of Acquired Fund as liability  reserves,  (2) to discharge all of Acquired
Fund's  Liabilities  (as defined below) on its books at the Close of Business on the  Valuation  Date  including,  but not limited to, its income  dividends  and capital  gains  distributions,  if any,  payable  for any  period  prior to, and through,  the  Close of  Business  on the  Valuation  Date,  and (3) to pay such contingent  liabilities as the trustees of Acquired Fund Trust shall  reasonably deem to exist  against  Acquired  Fund,  if any, at the Close of Business on the
Valuation Date, for which contingent and other  appropriate  liability  reserves shall be established on the books of Acquired Fund  (hereinafter  "Net Assets").
Acquired Fund Trust,  on behalf of Acquired Fund,  shall also retain any and all rights that it may have over and against any person that may have  accrued up to and including the Close of Business on the Valuation  Date.  Acquired Fund Trust
agrees to use commercially reasonable efforts to identify all of Acquired Fund's liabilities,  debts,  obligations  and duties of any  nature,  whether  accrued, absolute,  contingent or otherwise  ("Liabilities")  prior to the Valuation Date and to discharge all such known  Liabilities on or prior to the Valuation  Date.
In no event will  Acquiring  Fund assume or  otherwise  be  responsible  for any
Liabilities of Acquired Fund.

     (b) Subject to the terms and conditions of this Agreement,  and in reliance on the  representations  and  warranties  of  Acquired  Fund  Trust on behalf of
Acquired Fund herein contained,  and in consideration of such sale,  conveyance, transfer,  and  delivery,  Acquiring  Trust  agrees at the Closing to deliver to
Acquired Fund Trust,  on behalf of Acquired  Fund,  the number of Acquiring Fund
Class A Shares  determined by dividing the net asset value per share of Acquired
Fund Class A Shares as of the Close of Business on the Valuation Date by the net
asset value per share of  Acquiring  Fund Class A Shares as of Close of Business
on the Valuation  Date, and  multiplying the result by the number of outstanding
Acquired Fund Class A Shares as of Close of Business on the Valuation  Date. All
such values  shall be  determined  in the manner and as of the time set forth in
Section 2 hereof.

     (c) As soon as practicable following the Closing, Acquired Fund Trust shall dissolve  Acquired Fund and distribute pro rata to Acquired Fund's  shareholders of record as of the Close of  Business  on the  Valuation  Date,  the  shares of beneficial interest of Acquiring Fund received by Acquired Fund pursuant to this
Section  1. Such  dissolution  and  distribution  shall be  accomplished  by the establishment of accounts on the share records of Acquiring Fund of the type and in the amounts due such  shareholders  pursuant to this Section 1 based on their respective  holdings of shares of  Acquired  Fund as of the Close of Business on the Valuation Date.  Fractional shares of beneficial  interest of Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of  beneficial  interest of  Acquiring  Fund will be issued to  shareholders  of
Acquired Fund shares irrespective of whether such shareholders hold their shares in certificated form.

     (d) At the Closing,  each outstanding  certificate  that, prior to Closing, represented  shares of beneficial  interest of Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

     (e) At the Closing,  each  shareholder of record of Acquired Fund as of the record  date  (the  "Distribution  Record  Date")  with  respect  to any  unpaid dividends  and other  distributions  that were  declared  prior to the  Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid  dividends  and  distributions  with respect to the shares of Acquired Fund that such person had on such Distribution
Record Date.

     2. Valuation

     (a) The value of Acquired  Fund's Net Assets to be  acquired  by  Acquiring
Fund  hereunder  shall be computed as of Close of Business on the Valuation Date using the valuation  procedures set forth in Acquired Fund's currently effective prospectus and statement of additional information.

     (b) The net asset value of Acquired Fund Class A Shares shall be determined to the  nearest  full cent as of the Close of Business  on the  Valuation  Date, using  the  valuation  procedures  as set  forth in  Acquired  Fund's  currently effective prospectus and statement of additional information.

     3. Closing and Valuation Date

     The  Valuation  Date shall be  [________],  2009, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Acquiring  Trust,  2005 Market Street,  Philadelphia,  Pennsylvania  19103 at
approximately  9:00 a.m.,  Eastern Time, on the first business day following the
Valuation Date.  Notwithstanding  anything herein to the contrary,  in the event that on the  Valuation  Date (a) the NYSE  shall be closed to trading or trading thereon  shall be  restricted or (b) trading or the reporting of trading on such exchange or elsewhere  shall be disrupted so that,  in the judgment of Acquiring
Trust or Acquired Fund Trust,  accurate appraisal of the value of the net assets of Acquired Fund or Acquiring Fund is impracticable, the Valuation Date shall be postponed  until the first  business day after the day when  trading  shall have been fully resumed without restriction or disruption,  reporting shall have been restored and accurate  appraisal of the value of the net assets of Acquired Fund and  Acquiring  Fund is  practicable  in the  judgment  of  Acquiring  Trust and
Acquired Fund Trust.  Acquired Fund Trust shall have provided for delivery as of the Closing of those Net Assets of Acquired Fund to be  transferred to Acquiring
Trust'  Custodian,  The Bank of New York Mellon,  One Wall Street,  New York, NY
10286. Also,  Acquired Fund Trust shall deliver at the Closing a list (which may be in electronic  form) of names and addresses of the  shareholders of record of its  Acquired  Fund  shares,  and the  number of full and  fractional  shares of beneficial  interest of such classes owned by each such shareholder,  indicating thereon which such shares are represented by outstanding  certificates and which by book-entry  accounts,  all as of the Close of Business on the Valuation Date,
certified by its transfer  agent, or by its President or  Vice-President  to the best of their  knowledge  and belief.  Acquiring  Trust shall  provide  evidence satisfactory  to Acquired  Fund Trust in such manner as Acquired  Fund Trust may reasonably  request that such shares of  beneficial  interest of Acquiring  Fund have been registered in an open account on the books of Acquiring Fund.

     4. Representations and Warranties by Acquired Fund Trust

     Acquired Fund Trust represents and warrants to Acquiring Trust that:

     (a) Acquired Fund Trust is a statutory  trust created under the laws of the
State of Delaware on December  15,  1999,  and is validly  existing  and in good standing  under the laws of that State.  Acquired Fund Trust,  of which Acquired
Fund is a separate series,  is duly registered under the Investment  Company Act of 1940,  as amended (the "1940 Act"),  as an  open-end,  management  investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b)  Acquired  Fund Trust is  authorized  to issue an  unlimited  number of shares  of  beneficial  interest  of  Acquired  Fund,  with no par  value.  Each outstanding share of Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

     (c) The financial  statements appearing in Acquired Fund's Annual Report to
Shareholders  for the fiscal  year ended  October 31,  2008,  audited by Ernst &
Young,  LLP,  copies of which have been  delivered to Acquiring  Trust,  and any unaudited financial statements since that date, copies of which may be furnished to Acquiring Trust, fairly present the financial position of Acquired Fund as of the date indicated,  and the results of its operations for the period indicated, in  conformity  with  generally  accepted  accounting  principles  applied  on a consistent basis.

     (d) The books and records of Acquired  Fund,  including  FIN 48 work papers and supporting statements,  made available to Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material  omissions with respect to the business and operations of Acquired Fund.

     (e) The  statement  of assets and  liabilities  to be furnished by Acquired
Fund Trust as of the Close of Business on the Valuation  Date for the purpose of determining the number of shares of beneficial  interest of Acquiring Fund to be issued  pursuant to Section 1 hereof will  accurately  reflect the Net Assets of
Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) At the Closing,  Acquired Fund Trust,  on behalf of Acquired Fund, will have good and  marketable  title to all of the securities and other assets shown on the statement of assets and liabilities  referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately  placed or otherwise  restricted  securities  that it may have  acquired in the ordinary course of business and such  imperfections  of title or  encumbrances  as do not materially  detract  from the value or use of the  assets  subject  thereto,  or materially affect title thereto.

     (g) Acquired Fund Trust has the necessary  trust power and trust  authority to conduct its business and the business of Acquired Fund as such businesses are now being conducted.

     (h) Acquired Fund Trust is not a party to or obligated  under any provision of its Agreement and Declaration of Trust,  By-Laws, or any material contract or any other material commitment or obligation,  and is not subject to any order or decree that would be  violated by its  execution  of or  performance  under this
Agreement.

     (i) Acquired  Fund Trust has full trust power and trust  authority to enter into and perform its obligations  under this  Agreement,  subject to approval of this  Agreement  by  Acquired  Fund's  shareholders.  Except as  provided in the immediately preceding sentence, the execution,  delivery and performance of this
Agreement  have been validly  authorized,  and this  Agreement  constitutes  its legal,  valid and binding obligation  enforceable  against it in accordance with its terms,  subject as to enforcement  to the effect of bankruptcy,  insolvency, reorganization,  arrangement among creditors, moratorium, fraudulent transfer or conveyance,  and other  similar  laws of general  applicability  relating  to or affecting creditor's rights and to general equity principles.

     (j) Neither Acquired Fund Trust nor Acquired Fund is under the jurisdiction of a  court  in a Title  11 or  similar  case  within  the  meaning  of  Section
368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     (k)  Acquired  Fund  Trust  does  not  have  any   unamortized   or  unpaid
organizational fees or expenses.

     (l) Acquired  Fund Trust has elected to treat  Acquired Fund as a regulated investment  company  ("RIC") for  federal  income tax  purposes  under Part I of
Subchapter  M of the Code,  Acquired  Fund is a "fund"  as  defined  in  Section
851(g)(2)  of the Code,  has  qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing,  and  consummation of the transactions  contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

     5. Representations and Warranties by Acquiring Trust

     Acquiring Trust represents and warrants to Acquired Fund Trust that:

     (a)  Acquiring  Trust is a statutory  trust  created  under the laws of the
State of Delaware on  September  29, 1999,  and is validly  existing and in good standing under the laws of that State.  Acquiring Trust, of which Acquiring Fund is a separate  series of  shares,  is duly  registered  under the 1940 Act as an open-end,  management investment company, such registration is in full force and effect as of the date  hereof  and will be in full  force  and  effect as of the
Closing.

     (b) Acquiring Trust is authorized to issue an unlimited number of shares of beneficial  interest,  without par value, of Acquiring  Fund.  Each  outstanding share  of  Acquiring  Fund is fully  paid,  non-assessable  and has full  voting rights.  The  shares  of  beneficial  interest  of  Acquiring  Fund to be issued pursuant to Section 1 hereof will,  upon their  issuance,  be validly issued and fully paid and non-assessable and have full voting rights.

     (c) At the  Closing,  each  class  of  shares  of  beneficial  interest  of
Acquiring  Fund to be issued  pursuant to this  Agreement  will be eligible  for offering to the public in those states of the United States and jurisdictions in which the corresponding  class of shares of Acquired Fund are presently eligible for  offering  to the  public,  and  there  are an  unlimited  number  of shares registered  under the 1933 Act such that  there is a  sufficient  number of such shares to permit the transfers contemplated by this Agreement to be consummated.

     (d) Acquiring  Trust has the necessary  trust power and trust  authority to conduct its business and the business of Acquiring  Fund as such  businesses are now being conducted.

     (e) Acquiring  Trust is not a party to or obligated  under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other  material  commitment  or  obligation,  and is not subject to any order or decree that would be  violated by its  execution  of or  performance  under this
Agreement.

     (f) Acquiring  Trust has full trust power and trust authority to enter into and perform its obligations  under this Agreement.  The execution,  delivery and performance of this Agreement have been validly  authorized,  and this Agreement constitutes its legal,  valid and binding obligation  enforceable  against it in accordance  with  its  terms,  subject,  as to  enforcement,  to the  effect  of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium,
fraudulent   transfer  or   conveyance,   and  other  similar  laws  of  general
applicability  relating to or affecting  creditors  rights and to general equity principles.

     (h) Neither Acquiring Trust nor Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A)
of the Code.

     (i) The books and records of Acquiring  Fund,  including FIN 48 work papers and  supporting  statements,  made  available to Acquired  Fund Trust and/or its counsel are true and correct in all  material  respects  and contain no material omissions with respect to the business and operations of Acquiring Fund.

     (j)  Acquiring  Trust  has  elected  to treat  Acquiring  Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code,  Acquiring
Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a
RIC for each  taxable year since its  inception  and will qualify as a RIC as of the Closing, and consummation of the transactions  contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

     6.  Representations  and  Warranties  by Acquired  Fund Trust and Acquiring
Trust

     Acquired Fund Trust and Acquiring Trust each represents and warrants to the other that:

     (a) Except as discussed in its currently effective prospectus, there are no legal,  administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate  the  transactions  contemplated  by this
Agreement.  It is not charged with or, to its  knowledge,  threatened  with, any violation or  investigation  of any possible  violation of any provisions of any federal,  state or local law or regulation or administrative  ruling relating to any aspect of its business.

     (b)  There are no known  actual or  proposed  deficiency  assessments  with respect to any taxes payable by it.

     (c) It has duly and timely  filed,  on behalf of Acquired Fund or Acquiring
Fund, as appropriate,  all Tax (as defined below) returns and reports (including information  returns),  which are required to be filed by such  Acquired Fund or
Acquiring Fund, and all such returns and reports  accurately state the amount of
Tax owed for the periods covered by the returns,  or, in the case of information returns,  the amount and  character  of income  required  to be reported by such
Acquired Fund or Acquiring  Fund. On behalf of Acquired Fund or Acquiring  Fund, as  appropriate,  it has paid or made  provision and properly  accounted for all
Taxes (as  defined  below) due or properly  shown to be due on such  returns and reports.  The amounts set up as provisions for Taxes in the books and records of
Acquired Fund or Acquiring Fund, as appropriate,  as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles,  be  sufficient  for the  payment of all Taxes of any kind,  whether accrued,  due,  absolute,  contingent or  otherwise,  which were or which may be payable by Acquired Fund or Acquiring Fund, as  appropriate,  for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including  all  Taxes  imposed  before or after  the  Close of  Business  on the
Valuation  Date that are  attributable  to any such  period or fiscal  year.  No return  filed  by  it,  on  behalf  of  Acquired  Fund  or  Acquiring  Fund,  as appropriate,  is currently  being audited by the Internal  Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes"
means all federal,  state,  local and foreign  (whether  imposed by a country or political subdivision or authority  thereunder) income, gross receipts,  excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other  taxes,  stamp taxes and duties,  fees,  assessments  or charges,  whether payable  directly  or  by  withholding,  together  with  any  interest  and  any penalties,  additions  to tax  or  additional  amounts  imposed  by  any  taxing authority  (foreign or domestic) with respect thereto.  To its knowledge,  there are no levies, liens or encumbrances  relating to Taxes existing,  threatened or pending  with  respect to the assets of  Acquired  Fund or  Acquiring  Fund,  as appropriate.

     (d) All information provided to Acquired Fund Trust by Acquiring Trust, and by Acquired Fund Trust to Acquiring  Trust,  for  inclusion  in, or  transmittal with,  the Proxy  Statement  with  respect to this  Agreement  pursuant to which approval of Acquired Fund's  shareholders will be sought,  shall not contain any untrue  statement of a material  fact, or omit to state a material fact required to be stated therein in order to make the statements  made therein,  in light of the circumstances under which they were made, not misleading.

     (e) Except in the case of Acquired  Fund Trust with respect to the approval of  Acquired  Fund's  shareholders  of this  Agreement,  no  consent,  approval, authorization or order of any court or governmental  authority,  or of any other person  or  entity,  is  required  for  the  consummation  of  the  transactions contemplated by this  Agreement,  except as may be required by the 1933 Act, the
Securities  Exchange Act of 1934, as amended (the "1934 Act"),  the 1940 Act, or state securities laws or Delaware  statutory trust laws (including,  in the case of each of the foregoing, the rules and regulations thereunder).

     7. Covenants of Acquired Fund Trust

     (a) Acquired Fund Trust  covenants to operate the business of Acquired Fund as presently conducted between the date hereof and the Closing.

     (b) Acquired Fund Trust  undertakes that Acquired Fund will not acquire the shares of  beneficial  interest  of  Acquiring  Fund for the  purpose  of making distributions thereof other than to Acquired Fund's shareholders.

     (c) Acquired  Fund Trust  covenants  that by the  Closing,  all of Acquired
Fund's federal and other Tax returns and reports  required by law to be filed on or before  such date shall have been filed and all federal and other Taxes shown as due on said  returns  either  shall  have  been  paid or  adequate  liability reserves shall have been provided for the payment of such Taxes.

     (d) Acquired Fund Trust will at the Closing provide Acquiring Trust with:

     (1) A  statement  of the  respective  tax  basis of all  investments  to be transferred by Acquired Fund to Acquiring Fund.

     (2) A copy  (which may be in  electronic  form) of the  shareholder  ledger
accounts  including,   without  limitation,   the  name,  address  and  taxpayer
identification  number of each  shareholder  of record,  the number of shares of
beneficial  interest  held  by  each  shareholder,   the  dividend  reinvestment
elections  applicable  to each  shareholder,  and  the  backup  withholding  and nonresident  alien withholding  certifications,  notices or records on file with
Acquired Fund with respect to each  shareholder,  for all of the shareholders of record of Acquired Fund as of the Close of Business on the Valuation  Date,  who
are to become  holders of  Acquiring  Fund as a result of the transfer of assets that is the subject of this  Agreement,  certified by its transfer  agent or its
President or its Vice-President to the best of their knowledge and belief.

     (3) All FIN 48 work  papers and  supporting  statements  pertaining  to the
Acquired Fund.

     (e) The Board of  Trustees  of  Acquired  Fund Trust shall take all actions
reasonably   necessary  to  obtain  the  approval   from  the  Acquired   Fund's
shareholders of the transactions  contemplated  herein. The Board of Trustees of
Acquired  Fund  Trust  shall  cause to be filed  with  the U.S.  Securities  and
Exchange Commission (the "Commission"), and mailed to each shareholder of record of the Acquired Fund, a Proxy  Statement that complies in all material  respects with the applicable  provisions of the Section 14(a) of the 1934 Act and Section
20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

     (f) Acquired  Fund Trust shall supply to Acquiring  Trust,  at the Closing, the  statement of the assets and  liabilities  described in Section 4(e) of this
Agreement in conformity with the requirements described in such Section.

     8. Covenants of Acquiring Trust

     (a) Acquiring  Trust  covenants  that the shares of beneficial  interest of
Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly  authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and  non-assessable,  and no  shareholder of Acquiring Fund shall have any statutory or contractual  preemptive  right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

     (b) Acquiring Trust covenants that by the Closing,  all of Acquiring Fund's federal  and other Tax  returns  and  reports  required by law to be filed on or before  such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate  liability  reserves shall have been provided for the payment of such Taxes.

     (c) Acquiring  Trust shall have filed with the Commission a Proxy Statement on  Schedule  14A  ("Proxy  Statement"),  relating  to the shares of  beneficial interest of  Acquiring  Fund  issuable  hereunder,  and shall have used its best efforts to provide that such Proxy  Statement  becomes  effective as promptly as practicable. At the time such Proxy Statement becomes effective, it (i) complied in all material  respects  with the  applicable  provisions of the 1933 Act, the
1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder;
and (ii) will not  contain an untrue  statement  of a  material  fact or omit to state a material  fact  required to be stated  therein or  necessary to make the statements  therein  not  misleading.  At the time the Proxy  Statement  becomes effective,  at the time of Acquired  Fund's  shareholders'  meeting,  and at the
Closing, the prospectus and statement of additional  information included in the
Proxy  Statement did not and will not contain an untrue  statement of a material fact or omit to state a material fact necessary to make the statements  therein, in the light of the circumstances under which they were made, not misleading.

     9.  Conditions  Precedent  to be  Fulfilled  by  Acquired  Fund  Trust  and
Acquiring Trust

     The  obligations  of Acquired Fund Trust and Acquiring  Trust to effectuate this  Agreement  and the  Plan  hereunder  shall  be  subject  to the  following respective conditions:

     (a) That (1) all the  representations  and  warranties  of the other  party contained  herein shall be true and correct in all  material  respects as of the
Closing  with the same  effect as though  made as of and at such  date;  (2) the other party shall have performed all  obligations  required by this Agreement to be  performed  by it at or prior to the  Closing;  and (3) the other party shall have  delivered  to  such  party  a  certificate  signed  by  the  President  or
Vice-President  and by the  Secretary  or  equivalent  officer to the  foregoing effect.

     (b) That the other party shall have  delivered  to such party a copy of the resolutions  approving  this  Agreement  adopted by the other  party's  Board of
Trustees, certified by the Secretary or equivalent officer.

     (c) That the  Commission  shall  not have  issued an  unfavorable  advisory report under Section  25(b) of the 1940 Act, nor  instituted  nor  threatened to
institute   any   proceeding   seeking  to  enjoin  the   consummation   of  the
reorganization  contemplated  hereby under Section 25(c) of the 1940 Act, and no
other  legal,   administrative  or  other  proceeding  shall  be  instituted  or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement, the Plan and the transactions  contemplated hereby shall  have been  approved  by the  appropriate  action of the  shareholders  of
Acquired Fund at an annual or special meeting or any adjournment thereof.

     (e) That Acquired Fund shall have declared a distribution or  distributions
on  or  prior  to  the   Valuation   Date  that,   together  with  all  previous
distributions, shall have the effect of distributing to its shareholders (i) all of its  ordinary  income,  capital  gain  net  income  and net  interest  income excludable  under  Section  103(a) of the Code,  if any, for the period from the close of its last fiscal year to the Close of  Business on the  Valuation  Date, and (ii) any  undistributed  ordinary  income,  capital  gain net income and net interest  income  excludable  under  Section  103(a)  of the Code from any prior period.  Capital  gain net  income  has the  meaning  given such term by Section
1222(g) of the Code.

     (f) That all  required  consents of other  parties and all other  consents, orders and permits of federal,  state and local authorities  (including those of the  Commission  and of state Blue Sky  securities  authorities,  including  any necessary  "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been  obtained,  except where failure to obtain any such consent,  order or permit  would not  involve  risk of  material  adverse  effect on the assets and properties of Acquired Fund or Acquiring Fund.

     (g) That prior to or at the  Closing,  Acquired  Fund  Trust and  Acquiring
Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP ("SRSY")
to the effect that, provided the acquisition  contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware,  this Agreement and in accordance with customary representations provided by Acquired Fund Trust and Acquiring Trust in certificates delivered to SRSY:

          (1) The  acquisition  by Acquiring  Fund of  substantially  all of the assets of Acquired Fund in exchange  solely for Acquiring Fund shares to be issued  pursuant  to  Section 1 hereof,  followed  by the  distribution  by
     Acquired  Fund to its  shareholders  of  Acquiring  Fund shares in complete liquidation of Acquired Fund, will qualify as a  reorganization  within the meaning of Section  368(a)(1) of the Code,  and Acquiring Fund and Acquired
     Fund will each be a "party to the  reorganization"  within  the  meaning of
     Section 368(b) of the Code;

          (2) No gain or loss  will be  recognized  by  Acquired  Fund  upon the transfer of  substantially  all of its assets to Acquiring Fund in exchange solely for the voting shares of Acquiring  Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

          (3) No gain or loss  will be  recognized  by  Acquiring  Fund upon the receipt  by it of  substantially  all of the  assets  of  Acquired  Fund in exchange  solely for the voting  shares of Acquiring  Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

          (4) No gain or loss  will be  recognized  by  Acquired  Fund  upon the distribution  of Acquiring  Fund shares to Acquired  Fund  shareholders  in accordance  with  Section 1 hereof in  liquidation  of Acquired  Fund under
     Section 361(c)(1) of the Code;

          (5) The basis of the assets of Acquired  Fund  received  by  Acquiring
     Fund  will be the  same  as the  basis  of such  assets  to  Acquired  Fund immediately prior to the exchange under Section 362(b) of the Code;

          (6) The  holding  period of the assets of  Acquired  Fund  received by
     Acquiring  Fund will include the period  during which such assets were held by Acquired Fund under Section 1223(2) of the Code;

          (7) No gain or loss will be recognized by the shareholders of Acquired
     Fund upon the  exchange  of their  shares in  Acquired  Fund for the voting shares  (including  fractional  shares to which  they may be  entitled)  of
     Acquiring  Fund (to be issued in  accordance  with Section 1 hereof)  under
     Section 354(a) of the Code;

          (8) The basis of  Acquiring  Fund shares  received  by  Acquired  Fund shareholders  in  accordance  with Section 1 hereof  (including  fractional shares to which they may be entitled)  will be the same as the basis of the shares of Acquired Fund exchanged  therefor under Section  358(a)(1) of the
     Code;

          (9) The holding period of Acquiring Fund's shares received by Acquired
     Fund's   shareholders  in  accordance  with  Section  1  hereof  (including fractional  shares to which they may be entitled)  will include the holding period of Acquired Fund's shares surrendered in exchange therefor, provided that  Acquired  Fund shares were held as a capital asset on the date of the
     Reorganization under Section 1223(l) of the Code; and

          (10)  Acquiring  Fund will  succeed to and take into account as of the
     date  of  the  transfer  (as  defined  in  Section   1.381(b)-1(b)  of  the
     regulations   issued  by  the  United  States   Treasury   (the   "Treasury
     Regulations"))  the items of Acquired Fund  described in Section  381(c) of the Code,  subject to the conditions and limitations  specified in Sections
     381, 382, 383 and 384 of the Code, and the Treasury Regulations.

     (h) That  Acquiring  Trust  shall  have  received  an  opinion  in form and substance  reasonably  satisfactory  to it from SRSY,  counsel to Acquired  Fund
Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency,  arrangement  among creditors,  moratorium,  fraudulent  transfer or conveyance,  and other  similar  laws of general  applicability  relating  to or affecting creditor's rights and to general equity principles:

          (1)  Acquired  Fund Trust was created as a statutory  trust  (formerly known as a  business  trust)  under  the laws of the State of  Delaware  on
     December 15, 1999,  and is validly  existing and in good standing under the laws of the State of Delaware;

          (2) Acquired Fund Trust is authorized to issue an unlimited  number of shares of beneficial interest, without par value, of Acquired Fund;

          (3)  Acquired  Fund Trust is an  open-end,  investment  company of the management type registered as such under the 1940 Act;

          (4)  Except  as  disclosed  in  Acquired  Fund's  currently  effective prospectus,  such counsel does not know of any material  suit,  action,  or legal or administrative  proceeding  pending or threatened against Acquired
     Fund Trust, the unfavorable outcome of which would materially and adversely affect Acquired Fund Trust or Acquired Fund;

          (5) To such counsel's knowledge, no consent,  approval,  authorization or order of any court, governmental authority or agency is required for the consummation  by Acquired Fund Trust of the  transactions  contemplated  by this  Agreement,  except such as have been obtained under the 1933 Act, the
     1934 Act, the 1940 Act, and Delaware laws  (including,  in the case of each of the foregoing,  the rules and regulations thereunder) and such as may be required under state securities laws;

          (6) Neither the execution,  delivery nor performance of this Agreement by  Acquired  Fund  Trust  violates  any  provision  of its  Agreement  and
     Declaration  of Trust,  its By-Laws,  or the provisions of any agreement or other  instrument,  known to such counsel to which Acquired Fund Trust is a party or by which Acquired Fund Trust is otherwise bound; and

          (7) This  Agreement  has  been  validly  authorized  and  executed  by
     Acquired Fund Trust and represents the legal,  valid and binding obligation of Acquired Fund Trust and is  enforceable  against  Acquired Fund Trust in accordance with its terms.

     In giving the opinions  set forth above,  SRSY may state that it is relying on certificates of the officers of Acquired Fund Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Acquired Fund Trust.

     (i) That  Acquired  Fund Trust  shall have  received an opinion in form and substance  reasonably  satisfactory to it from SRSY, counsel to Acquiring Trust, to the  effect  that,  subject in all  respects  to the  effects of  bankruptcy, insolvency,  arrangement  among creditors,  moratorium,  fraudulent  transfer or conveyance,  and other  similar  laws of general  applicability  relating  to or affecting creditor's rights and to general equity principles:

          (1) Acquiring  Trust was created as a statutory  trust (formerly known as a business  trust)  under the laws of the State of Delaware on September
     29, 1999,  and is validly  existing and in good standing  under the laws of the State of Delaware;

          (2)  Acquiring  Trust is  authorized  to issue an unlimited  number of shares of beneficial interest, without par value, of Acquiring Fund;

          (3)  Acquiring  Trust  is  an  open-end   investment  company  of  the
     management type registered as such under the 1940 Act;

          (4)  Except as  disclosed  in  Acquiring  Fund's  currently  effective prospectus,  such counsel does not know of any material  suit,  action,  or legal or administrative  proceeding pending or threatened against Acquiring
     Trust,  the  unfavorable  outcome of which would  materially  and adversely affect Acquiring Trust or Acquiring Fund;

     (5) The  shares  of  beneficial  interest  of  Acquiring  Fund to be issued pursuant to the terms of Section 1 hereof have been duly  authorized  and,  when issued and  delivered  as provided  in this  Agreement,  will have been  validly issued and fully paid and will be non-assessable by Acquiring Trust or Acquiring
Fund, and to such counsel's  knowledge,  no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

     (6) To such counsel's  knowledge,  no consent,  approval,  authorization or order of any  court,  governmental  authority  or  agency  is  required  for the consummation  by  Acquiring  Trust  of the  transactions  contemplated  by  this
Agreement,  except such as have been obtained  under the 1933 Act, the 1934 Act, the  1940  Act,  and  Delaware  laws  (including,  in the  case  of  each of the foregoing,  the rules and  regulations  thereunder)  and such as may be required under state securities laws;

     (7) Neither the  execution,  delivery nor  performance of this Agreement by
Acquiring  Trust  violates any  provision of its Agreement  and  Declaration  of
Trust,  its By-Laws,  or the  provisions of any  agreement or other  instrument, known to such counsel to which  Acquiring Trust is a party or by which Acquiring
Trust is otherwise bound; and

     (8) This  Agreement has been validly  authorized  and executed by Acquiring
Trust and represents the legal,  valid and binding obligation of Acquiring Trust and is enforceable against Acquiring Trust in accordance with its terms.

     In giving the opinions  set forth above,  SRSY may state that it is relying on  certificates  of the officers of  Acquiring  Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Acquiring Trust.

     (j) That  Acquiring  Trust' Proxy  Statement  with respect to the shares of beneficial  interest  of  Acquiring  Fund to be  delivered  to  Acquired  Fund's shareholders  in accordance  with Section 1 hereof shall have become  effective, and no stop order  suspending the  effectiveness  of the Proxy  Statement or any amendment or supplement thereto,  shall have been issued prior to the Closing or shall be in effect at the Closing,  and no proceedings  for the issuance of such an order shall be pending or threatened on that date.

     (k)  That  the  shares  of  beneficial  interest  of  Acquiring  Fund to be delivered  in  accordance  with  Section 1 hereof  shall be eligible for sale by
Acquiring Trust with each state commission or agency with which such eligibility is  required  in order to permit the shares  lawfully  to be  delivered  to each
Acquired Fund shareholder.

     (l) That at the Closing,  Acquired Fund Trust,  on behalf of Acquired Fund, transfers to Acquiring Fund aggregate Net Assets of Acquired Fund  comprising at least 90% in fair  market  value of the total net assets and 70% in fair  market value of the total gross  assets  recorded on the books of Acquired  Fund at the
Close of Business on the Valuation Date.

     10. Fees and Expenses  The  expenses of entering  into and carrying out the provisions  of this  Agreement,  whether or not  consummated,  shall be borne by
Delaware Management Company, a series of Delaware Management Business Trust.

     11. Termination; Waiver; Order

     (a) Anything  contained in this Agreement to the contrary  notwithstanding, this  Agreement  may be terminated  and the Plan  abandoned at any time (whether before or after adoption  thereof by the shareholders of Acquired Fund) prior to the Closing as follows:

          (1) by mutual consent of Acquired Fund Trust and Acquiring Trust;

          (2) by Acquiring  Trust if any condition  precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Acquiring Trust;
     or

          (3)  by  Acquired  Fund  Trust  if  any  condition  precedent  to  its obligations  set  forth in  Section 9 has not been  fulfilled  or waived by
     Acquired Fund Trust.

     (b) If the  transactions  contemplated  by this  Agreement  have  not  been consummated by December 31, 2009, this Agreement shall  automatically  terminate on that date,  unless a later date is agreed to by both  Acquired Fund Trust and
Acquiring Trust.

     (c)  In  the  event  of  termination  of  this  Agreement  pursuant  to the provisions  hereof,  the same shall become void and have no further effect,  and there shall not be any  liability on the part of either  Acquired  Fund Trust or
Acquiring  Trust  or  persons  who  are  their  trustees,  officers,  agents  or shareholders in respect of this Agreement.

     (d) At any time prior to the  Closing,  any of the terms or  conditions  of this Agreement may be waived by either  Acquired Fund Trust or Acquiring  Trust, respectively (whichever is entitled to the benefit thereof).

     (e) The respective  representations,  warranties and covenants contained in
Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither  Acquired Fund Trust nor Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such  representations  or warranties after the Closing.  This provision shall not protect any officer, trustee, agent or shareholder of Acquired Fund Trust or
Acquiring  Trust  against any  liability  to the entity for which that  officer, trustee,  agent or  shareholder  so acts or to its  shareholders  to which  that officer,  trustee,  agent or shareholder would otherwise be subject by reason of willful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued  prior to the Closing and shall  impose any terms or  conditions that are determined by action of the Board of Trustees of Acquired Fund Trust or the Board of  Trustees  of  Acquiring  Trust to be  acceptable,  such  terms and conditions shall be binding as if a part of this Agreement  without further vote or approval of the  shareholders  of Acquired Fund,  unless such further vote is required by applicable law or by mutual consent of the parties.

     12. Liability of Acquiring Trust and Acquired Fund Trust

     (a) Each party  acknowledges  and agrees that all  obligations of Acquiring
Trust under this Agreement are binding only with respect to Acquiring Fund; that any liability of Acquiring  Trust under this Agreement with respect to Acquiring
Fund, or in connection with the transactions contemplated herein with respect to
Acquiring  Fund,  shall be discharged  only out of the assets of Acquiring Fund;
that no other  series of  Acquiring  Trust shall be liable with  respect to this
Agreement or in connection with the transactions  contemplated  herein; and that neither  Acquired  Fund Trust nor Acquired Fund shall seek  satisfaction  of any such  obligation or liability  from the  shareholders  of Acquiring  Trust,  the trustees, officers, employees or agents of Acquiring Trust, or any of them.

     (b) Each party  acknowledges  and agrees that all  obligations  of Acquired
Fund Trust under this  Agreement are binding only with respect to Acquired Fund;
that any liability of Acquired Fund Trust under this  Agreement  with respect to
Acquired Fund, or in connection with the transactions  contemplated  herein with respect to Acquired Fund, shall be discharged only out of the assets of Acquired
Fund;  that no other series of Acquired  Fund Trust shall be liable with respect to this Agreement or in connection with the  transactions  contemplated  herein;
and that neither  Acquiring Trust nor Acquiring Fund shall seek  satisfaction of any such  obligation or liability from the  shareholders of Acquired Fund Trust, the trustees,  officers,  employees or agents of Acquired Fund Trust,  or any of them.

     13. Final Tax Returns and Forms 1099 of Acquired Fund

     (a) After the Closing,  Acquired Fund Trust shall or shall cause its agents to prepare any federal,  state or local Tax returns,  including  any Forms 1099, required to be filed by  Acquired  Fund Trust with  respect to  Acquired  Fund's final  taxable  year  ending  with its  complete  liquidation  and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

     (b)  Notwithstanding  the  provisions  of  Section 1 hereof,  any  expenses incurred  by  Acquired  Fund Trust or  Acquired  Fund (other than for payment of
Taxes) in  connection  with the  preparation  and filing of said Tax returns and
Forms 1099 after the Closing, shall be borne by Acquired Fund to the extent such expenses  have been or should have been accrued by Acquired Fund in the ordinary course without regard to the Plan  contemplated  by this  Agreement;  any excess expenses  shall be borne by Delaware  Management  Company,  a series of Delaware
Management  Business  Trust,  at the time such Tax  returns  and Forms  1099 are prepared.

     14. Cooperation and Exchange of Information

     Acquiring  Trust and Acquired  Fund Trust will provide each other and their respective representatives with such cooperation,  assistance and information as either of them  reasonably  may request of the other in filing any Tax  returns, amended  return or claim for refund,  determining a liability  for Taxes,  or in determining the financial reporting of any tax position,  or a right to a refund of Taxes or  participating  in or  conducting  any audit or other  proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years  following  the Closing all returns,  schedules and work papers and all  material  records  or  other  documents  relating  to Tax  matters  and financial reporting of tax positions of Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

     15. Entire Agreement and Amendments

     This Agreement  embodies the entire Agreement between the parties and there are no  agreements,  understandings,  restrictions,  or  warranties  between the parties other than those set forth herein or herein provided for. This Agreement may be amended  only by mutual  consent of the parties in writing.  Neither this
Agreement  nor any  interest  herein may be assigned  without the prior  written consent of the other party.

     16. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an  original,  but all such  counterparts  together  shall constitute but one instrument.

     17. Notices

     Any notice,  report,  or demand  required or permitted by any  provision of this  Agreement  shall be in  writing  and shall be deemed to have been given if delivered or mailed,  first class  postage  prepaid,  addressed to Acquired Fund
Trust  or  Acquiring  Trust  at 2005  Market  Street,  Philadelphia,  PA  19103,
Attention: Secretary.

     18. Governing Law

     This Agreement  shall be governed by and carried out in accordance with the laws of the State of Delaware.

     19. Effect of Facsimile Signature

     A facsimile  signature of an  authorized  officer of a party hereto on this
Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

     IN  WITNESS  WHEREOF,  Acquired  Fund Trust and  Acquiring  Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

                                         Delaware Pooled Trust, on behalf of the
                                         The Intermediate Fixed Income Portfolio

                                         By:____________________________________

                                         Delaware Group Income Funds, on behalf
                                         of the Delaware Core Bond Fund

                                         By:____________________________________

                              DELAWARE POOLED TRUST
                               2005 Market Street
                        Philadelphia, Pennsylvania 19103
                          _____________________________

                                     CONSENT

          THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges  receipt of the notice dated September [
],  2009  of  the   solicitation  of  consents  from  the  shareholders  of  The
Intermediate  Fixed  Income  Portfolio,  a series of Delaware  Pooled  Trust,  a
Delaware statutory trust, and the Consent Solicitation Statement related thereto and (ii) votes all of  his/her/their  shares of The  Intermediate  Fixed  Income
Portfolio  held of record by the  undersigned  on August 1, 2009,  in the manner designated herein.

THIS CONSENT,  WHEN  PROPERLY  EXECUTED,  WILL BE VOTED IN  ACCORDANCE  WITH THE
SPECIFICATION  MADE HEREIN.  IF NO  SPECIFICATION  IS MADE, THIS CONSENT WILL BE
COUNTED AS A "CONSENT" IN FAVOR OF THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS  PROVIDE THEIR CONSENT TO
THE  PROPOSAL.  PLEASE  REVIEW  CAREFULLY  THE  CONSENT  SOLICITATION  STATEMENT
DELIVERED WITH THIS CONSENT.

     1.  To  authorize  the  Reorganization  of The  Intermediate  Fixed  Income
Portfolio,  a series of Delaware  Pooled Trust,  into Delaware Core Bond Fund, a series of Delaware Group Income Funds.

                  CONSENT          CONSENT WITHHELD          ABSTAIN
                    [_]                  [_]                   [_]

Name:______________________________

Date:______________________________

Name:______________________________

Date:______________________________

NOTE:  PLEASE DATE THIS CONSENT AND SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH
HEREON.  FOR  JOINTLY  OWNED  SHARES,  EACH  OWNER  SHOULD  SIGN.  IF SIGNING AS
ATTORNEY,  EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR GUARDIAN,  PLEASE  INDICATE THE
CAPACITY IN WHICH YOU ARE ACTING.  CONSENTS  EXECUTED BY CORPORATIONS  SHOULD BE
SIGNED BY A DULY AUTHORIZED OFFICER AND SHOULD BEAR THE CORPORATE SEAL.

PLEASE DATE AND SIGN THIS CONSENT AND FAX IT PROMPTLY TO (215) 255-1640.